NOTE AND WARRANT PURCHASE,
                PAYING AND CONVERSION/EXERCISE AGENCY AGREEMENT






                               INTELLICALL, INC.
                           Carrollton, Texas, U.S.A.


                                USD 7'500'000.--
                 8% Subordinated Convertible Notes of 1995 due
                     December 31, 2000 and 300'000 Warrants
                           expiring December 31, 2000


















                               December 22, 1995

                                                                             2.

                               TABLE OF CONTENTS


DEFINITIONS

I.                         SUBJECT                                            4
II.                        ANNEXES                                            5
III.                       SALES RESTRICTIONS                                 6
IV.                        COMMISSION AND EXPENSES                           10
V.                         WARRANTIES                                        11
VI.                        PAYMENT TO THE COMPANY                            13
VII.                       CONDITIONS TO THE OBLIGATIONS
                           OF BANCA DEL GOTTARDO                             14
VIII.                      INFORMATION MEMORANDUM                            15
IX.                        PRINTING OF THE NOTES AND WARRANTS                15
X.                         SERVICING OF THE NOTES                            17
XI.                        CANCELLATION OF NOTES AND COUPONS AND WARRANTS    18
XII.                       COVENANTS                                         19
XIII.                      RIGHT OF TERMINATION                              20
XIV.                       COMMUNICATIONS                                    21
XV.                        APPLICABLE LAW AND JURISDICTION                   21
XVI.                       EFFECTIVENESS                                     22
XVII.                      CURRENCY INDEMNITY                                22
XVIII.                     ENTIRE AGREEMENT                                  23
XIX.                       AMENDMENT, CANCELLATION AND WAIVER                23
ANNEX A                    TERMS OF THE NOTES                                24
ANNEX B                    DEFINITIVE NOTE (FACE)                            41
ANNEX C-1/C-2              INTEREST COUPONS                               43/44
ANNEX D                    GLOBAL NOTE                                       45
ANNEX E                    TERMS OF THE WARRANTS                             47
ANNEX F                    DEFINITIVE WARRANT (FACE)                         65
ANNEX G                    GLOBAL WARRANT                                    67
ANNEX H                    CONVERSION AGENCY AGREEMENT                       69
ANNEX I                    WARRANT AGENCY AGREEMENT                          85
ANNEX J/J-2                CERTIFICATION OF NON U.S. BENEFICIAL OWNERSHIP 96/97
ANNEX K                    CERTIFICATE OF NO MATERIAL ADVERSE CHANGE         98
ANNEX L                    SPECIMEN SIGNATURE FORM                           99
ANNEX M                    LIMITED WAIVER AND CONSENT                       100
ANNEX N                    CERTIFICATE BY BANCA DEL GOTTARDO                105

                                                                             3.

           NOTE AND WARRANT PURCHASE, PAYING AND CONVERSION/EXERCISE
                                AGENCY AGREEMENT

                 entered into effective as of December 22, 1995

                                    between

INTELLICAL, INC.
being a corporation existing under the laws of the State of Delaware whose head office is situated at 2155 Chenault, Suite 410, Carrollton, Texas 75006-5023, U.S.A.,

(hereinafter called the "Company")

                                                               on the one part

                                      and

BANCA DEL GOTTARDO
being a corporation duly organized with limited liability and existing under the laws of Switzerland, whose registered office is situated at Viale Stefano Franscini 8, 6901 Lugano, Switzerland,

                                                             on the other part


Some Definitions

The Company's 8% subordinated Convertible Notes of 1995 due December 31, 2000, are referred to herein as the "Notes" and the Warrants of 1995 expiring December 31, 2000 as the "Warrants".

Until the Notes have been printed in definitive form pursuant to Article IX hereof, the expression "Notes" herein shall include entitlements under the Global Note, and the expressions "Noteholder(s)" and "Couponholder(s)", mutatis mutandis, shall mean and include persons and entities entitled to the benefits under the Global Note. Each Noteholder possesses a co-ownership in the Global
Note in  relation  to the  principal  amount  of Notes of which he is an  owner.
"Global Note" means a global note for the total principal amount of USD 7'500'000.--issued in bearer form and representing 1'500 single Notes each in the amount of USD 5'000.--and representing the aforementioned total principal amount. The Global Note will be destroyed by Banca del Gottardo when the Notes are printed.

Until the Warrants have been printed in definitive form pursuant to Article IX hereof, the expression "Warrants" herein shall include entitlements under the Global Warrant, and the expressions "Warrantholder(s)", mutatis mutandis, shall mean and include persons and entities entitled to the benefits under the Global Warrant. Each Warrantholder possesses a co-ownership in the Global Warrant in relation to the principal number of Warrants he is an owner of.

"Global Warrant" means a global Warrant for the total number of 300'000 Warrants issued in bearer form. The Global Warrant will be destroyed by Banca del Gottardo when the Warrants are printed.

                                                                             4.

Global Note and Global Warrant are hereinafter sometimes collectively referred to as the "Global Certificates".

I.       SUBJECT

         Subject to the terms and conditions hereof

                  - the Company, pursuant to authorization by its Board of Directors, agrees to issue and sell to Banca del Gottardo USD 7'500'000 Notes at a price of 100% of their principal amount, and 300'000 Warrants in a ratio of one Note and 200 Warrants and

                  -        Banca del Gottardo agrees not later December 31, 1995

                           (1) to purchase (i.e. underwrite) on a firm basis for USD 7'500'000 Notes at a price of 100% of their principal amount and 300'000 Warrants, and

                           (2) to offer the Notes and Warrants in a placement exclusively to its clients and other financial institutions at a price of 100% of their principal amount,

                                   (i) Notes

                  with a total principal amount of   USD 7'500'000.--
                                              (United States Dollars seven
                                               million five hundred thousand)

                  maturing on                  December 31, 2000

                  bearing                      interest   at  the
                                               rate   of  8%  per
                                               annum,     payable
                                               semi-annually   in
                                               arrear  each  June
                                               30  and   December
                                               31,     commencing
                                               June   30,    1996
                                               until maturity

                                      and

                                 (ii) Warrants

                  in a total number of         300'000 (three hundred
                                               thousand)

                  expiring on                  December 31, 2000

         The aggregate amount for which Notes and Warrants are sold are hereinafter referred to as the "Proceeds".

         The net Proceeds of the Notes will be utilized by the Company as follows:

                                                                            5.

         A. USD 4'500'000 to be utilized to repay in the amount of USD 4'500'000 either variable Rate Senior Bridge Notes Due 1996, Series A and/or 12.5% Senior Bridge Notes Due 1996, Series B floated by the Company under a note purchase agreement dated August 11, 1994 by and between the Company and Nomura Holding America Inc.;

         B. USD 1'500'000 to be utilized to reduce outstanding trade accounts payable; and

         C. the remaining proceeds are at the Company's free disposal for the financing of acquisitions, working capital and general corporate purposes.

         Banca del Gottardo shall not have any responsibility for or be obliged to concern itself with the application of the net Proceeds of the Notes.

II.      ANNEXES

         The contents of each of the Annexes attached hereto, i.e.

         Annex A:          Terms of the Notes
         Annex B:          Form of Definitive Note (face)
         Annex C:          Form of Interest Coupons
         Annex D:          Form of Global Note
         Annex E:          Terms of the Warrants
         Annex F:          Form of Definite Warrant (face)
         Annex G:          Form of Global Warrant
         Annex H:          Conversion Agency Agreement
         Annex I:          Warrant Agency Agreement
         Annex J:          Certification of Non U.S. Beneficial Ownership
         Annex K:          Form of Certificate of No Material Adverse Change
         Annex L:          Specimen signature form
         Annex M:          Limited Waiver and Consent
         Annex N:          Certificate by Banca del Gottardo


         shall constitute an integral part of this Agreement.

III.     SALES RESTRICTIONS

         a) The Notes and Warrants to be issued pursuant to this Agreement have not been registered under the United States Securities Act of 1933, as amended (the "Securities Act"), and may not be offered, sold or delivered, directly or indirectly, in the United States or to, or for the account of, any U.S. person except in transactions exempt from the registration requirements of the Securities Act.

         b) As to the Company, the Notes and Warrants are intended to be obligations that are not required to be in registered form for purposes of United States federal tax laws and the principal (to the extent characterized as original issue discount) and interest payable on the Notes are intended to be "portfolio interest" under Sections 871(h) and 881(c) of the United States Internal Revenue Code of 1986 as amended (the "Code"). Accordingly, the

                                                                             6.

                  Notes and the Warrants may not, as part of any part of the initial distribution, be offered for sale or resale, sold or delivered, directly or indirectly, to a person in the United States or to a United States person. Banca del Gottardo (i) agrees and represents that no Notes or Warrants will be offered, sold or delivered to or on behalf of a person within the United States or a United States person, (ii) represents and agrees that (a) it will not offer or sell, and, during the period beginning on the earlier of the first date that the Notes and Warrants are offered or the date on which the Notes are issued and ending on the date forty (40) days after the later of the date upon which the Notes and Warrants were first offered or the date of closing of this offering (the
                  "Restricted Period"), it will not offer or sell, Notes or Warrants to a person who is within the United States or to a United States person, (b) it has not delivered and will not deliver within the United States definitive Notes or coupons or definitive Warrants that are sold during the Restricted Period, (c) it has and throughout the Restricted Period will have in effect procedures reasonably designed to ensure that its employees or agents who are directly engaged in selling Notes or Warrants are aware that such Notes or Warrants may not be offered or sold during the Restricted Period to a person who is within the United States or to a United States person and (d) it has not entered and will not enter into any contractual arrangement with respect to the distribution and delivery of the Notes and the Warrants, except with its affiliates or with the prior written consent of the Company,
                  (iii) represents and agrees with respect to each affiliate that acquires from it Notes or Warrants for the purpose of offering or selling such Notes or Warrants during the
                  Restricted Period, repeating and confirming the representations and agreements contained in clauses (ii) (a),
                  (b), (c) and (d) on each such affiliate's behalf and (iv) represents and agrees that it will not sell or deliver Notes and Warrants to a holder which is (a) immediately after the sale or delivery, a "10- percent. shareholder" of the Company within the meaning of Section 871(h) (3) of the Code, (b) a bank on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business, (c) a controlled foreign corporation which is related to the Company under section 864 (d) (4) of the Code, or (d) within a foreign country which the United States Secretary of the Treasury has determined under section 871(h)
                  (6) of the Code that the exchange of information with the foreign country is inadequate to prevent evasion of United States tax by United States persons. Banca del Gottardo will deliver to the Company the certificate in the form attached hereto as Annex N within ten business days of the commencement of the Restricted Period. For purposes of this Agreement, whether an offer, sale or delivery is made to a person within the United States or to a United States person will be determined under the rules set out in the Code, and United States Treasury Regulation Section 1.1 63- 5(c)(2)(i)(D). Banca del Gottardo agrees that it will comply fully with the selling restrictions set out in this Sub-Section (b) and, in particular, Banca del Gottardo hereby covenants and agrees to the effect set out in clauses (ii) and (iii) of the second preceding sentence.

         c) The Notes will be represented initially by a temporary Global Convertible Note (the "Global Note"), without interest coupons, and the Warrants will be represented initially by a temporary Global Certificate (the "Global Warrant"), the Global Note and Global Warrant to be deposited by the Company with Banca del Gottardo, on the Payment Date. The Global Note may be exchanged, as a whole or in part, for appropriate definitive Notes, in bearer form in the denominations of USD 5'000. - with interest coupons (the "coupons") attached, and the Global Warrant may be exchanged, as a whole or in part,

                                                                             7.

                  for appropriate definitive Warrants, in bearer form not earlier than 40 days after the later of the date on which the Notes and the Warrants are first offered or the Payment Date, before which time no Notes represented by the Global Note or Warrants represented by the Global Warrant or interest therein may be offered, sold or transferred into the United States or to a U.S. person. Such exchange shall be made upon certification, in the form attached hereto as Annex J, that the beneficial owners of the Notes or Warrants either (i) are not United States persons or U.S. persons or (ii) are financial institutions (within the meaning of United States Treasury Regulation Section 1. 165-12(c)(1)(v)) located outside the United States that are not United States persons and have purchased such Notes or Warrants for resale during the Restricted Period and certify they have not acquired the Notes or the Warrants for purposes of resale directly or indirectly to a United States person or to a person within the United States. Any certificates provided by a clearing organization must be based on statements provided to it by its members. A beneficial owner of Notes must exchange its share of the Global Note for definitive Notes before such Notes or interests therein may be transferred or as regards the Notes before interest payments or other payments will be made and a beneficial owner of Warrants must exchange its position of the Global Warrant for definitive Warrants before such Warrants will be exercised. Banca del Gottardo agrees (i) to furnish to the Company a properly completed certificate with respect to each Note and Warrant, in the form attached hereto as Annex J and J-2 (and, in the case of clearing organizations, required statements of members of the clearing organization), on the earlier of the date of the first actual payment of interest on the Note or the date of delivery by the Company of the Note or Warrant in definitive form, and (ii) to issue definitive Notes and Warrants within a reasonable time after the end of the Restricted Period (for this purpose, a temporary global security is not a security in definitive form).

         d) In this Agreement, references to "dollars" and "USD" are to United States dollars, the term "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction, and the term "United States person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof; or an estate or trust the income of which is subject to United States federal income taxation regardless of its source, "U.S.person" shall have the meaning set forth in Sections 230.901 through 904 of Title 17 of the United States Code of Federal Regulations ("Regulation S").

         e) The following legends will appear on the Global Note and all Notes and coupons issued pursuant to the Offer: (i) "Any United States person who holds this obligation will be subject to limitations under the United States income tax laws, including the limitations provided in sections 165(j) and 1287(a) of the Internal Revenue Code", and (ii) "This
                  Note has not been and will not be registered under the United States Securities Act of 1933, as amended (the "Securities Act"), and may not be offered, sold or delivered, directly or indirectly, in the United States or to, or for the benefit of any U.S. person (as such terms are defined in Regulation S under the Securities Act) unless this Note is registered under the Securities Act or an exemption from the registration requirements of the Securities Act is available." The sections referred to in the legend provide that, with certain exceptions, a United States person will not be permitted to deduct any loss, and

                                                                             8.

                  will not be eligible for capital gain treatment with respect to any gain, realized on a sale, exchange or redemption of such Notes or coupons.

         f) The following legends will appear on the Global Warrant and all Warrants issued pursuant to the Offer: "This Warrant has not been and will not be registered under the United Stated Securities Act of 1933, as amended (the "Securities Act"), and may not be offered, sold or delivered, directly or indirectly, in the United States or to, or for the benefit of, any U.S. person (as such terms are defined in Regulation S under the Securities Act) unless this Warrant is registered under the Securities Act or an exemption from the registration requirements of the Securities Act is available."

         g) The Company represents, warrants and covenants that the Notes and the Warrants have not been and shall not be offered or sold except in accordance with Rule 903 promulgated under the Securities Act or in a transaction exempt from the registration requirements of the Securities Act. Each of the Company and Banca del Gottardo represents, warrants and covenants that (i) none of it, its affiliates or any person acting on its behalf has engaged or will engage in any directed selling efforts (as defined in Rule 902 promulgated under the Securities Act) in the United States and it has complied and will comply with the offering restrictions of Regulation S under the Securities Act in connection with the offer of the Notes and the Warrants, (ii) none of it, its affiliates or any person acting on its behalf has utilized or will utilize any form of general solicitation or general advertising (as such terms are used in Regulation D promulgated under the Securities Act) in connection with the offer of the Notes and the Warrants in the United States,
                  (iii) none of it, its affiliates or any person acting on its behalf has made or will make an offer of the Notes in circumstances that would require the registration of the Notes or Warrants under the Securities Act and (iv) requests to purchase Notes and/or Warrants shall be accepted only from persons who are not within the United States.

         h) Banca del Gottardo has been advised by the Company and acknowledges and confirms that it is aware (a) that a violation or breach of any of the terms and conditions of
                  Article III of this Agreement could directly cause the Company to become subject to damages and liabilities (including but not limited to, excise taxes, a loss of the interest deduction and assumption of withholding taxes) under various United States securities and tax laws, and (b) that, as a consequence, Banca del Gottardo could be held liable for such damages and liabilities, in the event Banca del Gottardo violated or breached such terms and conditions.

IV.      COMMISSION AND EXPENSES

         a) The Company will pay on December 29, 1995 Lugano time (the "Closing Date") to Banca del Gottardo

                  (1) a managing and underwriting commission of 6% calculated on the principal amount of the Notes

                  (2) USD 50'000.-- for out-of-pocket expenses incurred by Banca del Gottardo, which shall include all its legal fees and expenses.

                                                                             9.


                  The payment by the Company of (1) and (2) above will be made by deduction from the payment by Banca del Gottardo to the Company of the Proceeds, resulting in the Net Proceeds as per
                  Article VI.

         b)       The Company shall further bear when ascertainable and due

                  - all present or future taxes, duties or other charges levied by or within the United States of America in connection with the execution and delivery of this Agreement (excluding tax on interest or principal on the Notes which is addressed in Annex A); and

                  - the commissions and expenses for the servicing and the conversion of the Notes as per Article X and the exercise of the Warrants as set forth in the Warrant Agency Agreement;

         c) The Company will reimburse Banca del Gottardo on first demand for all reasonable bank charges, legal fees and other reasonable costs and expenses incurred or to be incurred by Banca del Gottardo in case of or in connection with reorganization, merger, restructuring or default, actual or threatened, of the Company as well as in connection with the convening of a Noteholders' meeting and the preservation and enforcement of any of the rights under this Agreement, the Global Warrant or the Warrants, the Global Note or the Notes.

         d)       Banca del Gottardo shall bear

                  - all costs and expenses in connection with the initial offering and placement of the Notes and the Warrants incurred by it.

                  Banca del Gottardo shall further bear

                  - the cost for the printing and delivery to the holders of the definitive Notes or of the definitive Warrants incurred by Banca del Gottardo on behalf of the Company.

                  - all costs incurred by it in connection with the offering, including the printing in Switzerland of the Information Memorandum relating to the Notes and the Warrants.

V.       WARRANTIES

A)       The Company warrants to and for the benefit of Banca del Gottardo that:

         1. Status: it is a corporation duly incorporated and existing in good standing under the laws of the State of Delaware capable of suing and being sued and has the power and authority to own its assets and to conduct the business which it presently conducts;

         2. Powers: it has the power to enter into, exercise its rights and perform and comply with its obligations under this Agreement;

                                                                            10.

         3. Authorization and Consents: except as to the registration requirements provided for herein, all actions, conditions and things required by the laws of the State of Delaware and the United States of America have been taken, fulfilled and done (including the obtaining of any necessary consents) in order

                  a) to enable it lawfully to enter into, exercise its rights and perform and comply with its obligations under this Agreement; and

                  b) to ensure that those obligations are legally binding and enforceable in accordance with their terms subject to general equity principles, to applicable
                           bankruptcy,       insolvency,        conservatorship,
                           reorganization and other similar debtor relief laws, and to other laws establishing liens and priorities or otherwise relating to or affecting creditors-rights;

         4. Non-Violation of Laws, etc: its entry into, and exercise of its rights and/or performance of or compliance with its obligations under this Agreement, the terms of the Global Note and the Notes and the terms of the Global Warrant and the Warrants do not and will not violate in any material way

                  a)       any law to which it is subject; or

                  b)       its Certificate of Incorporation; or

                  c) except for matters for which the Company has received a waiver, any agreement to which it is a party or which is binding on it or its assets, and does not and will not result in the existence of, or obligate it to increase, any security interest in those assets, except to the extent that such violations in the aggregate would not have a material adverse effect on the financial conditions of the Company;

         5. Obligations Binding: its obligations under this Agreement, the Global Note and the Notes, the Global Warrant and the Warrants when duly executed are valid, binding and enforceable in accordance with their terms subject to general equity principles, to applicable bankruptcy, insolvency, conservatorship, reorganization and other similar debtor relief laws, and to other laws establishing liens and priorities or otherwise relating to or affecting creditors' rights;

         6. Information Memorandum: the information pertaining to the Company and its subsidiaries which is contained in the Information Memorandum (defined in Article VIII) is accurate in all material respects and there are no other facts the omission of which makes any statement therein materially misleading;

         7. Accounts: the audited and unaudited consolidated financial statements included as contained in the Information Memorandum present fairly the results and financial condition of the Company as a whole for the periods and as of the dates thereof, and are in accordance with generally accepted accounting principles in the United States of America;

                                                                            11.

         8. No Material Adverse Change: save as disclosed in the Information Memorandum and the Company's filings with the Securities and Exchange Commission in the U.S., there has been no material adverse change in the consolidated financial condition of the Company since September 30, 1995;

         9. Litigation; except as disclosed in the Information Memorandum, no litigation, arbitration or administrative proceedings or judgment or award is current or, so far as the Company is aware, threatened or pending

                  a) to restrain the entry into, exercise of its rights under and/or performance or enforcement of or compliance with its obligations under this Agreement; or

                  b) which either individually or collectively are material in the context of the issue and sale of the Notes or the Warrants or the making and performance of this Agreement;

         10. No Breach or Default: neither failure by the Company to comply with Article III nor any event described in Sections 8, 9 or 10 of the Terms of the Notes has occurred and is continuing. The Company is not in breach or in default under any agreement to an extent or in a manner which has had or could have a material adverse effect on the financial condition of the Company and its consolidated affiliates taken as a whole.

(B) Since the commitment of Banca del Gottardo to purchase the Notes and the Warrants is made on the basis of the aforesaid representations and warranties, the Company hereby undertakes with Banca del Gottardo that it will hold Banca del Gottardo harmless against all losses, liabilities, costs, charges and expenses which it may incur as a note-holder as a result of or in relation to any material misrepresentation or any material breach of said representations and warranties by the Company, and as long as any of the Notes and the Warrants are outstanding Banca del Gottardo shall be given prompt notice by the Company of any claim, action or proceeding which might give rise to an obligation under this clause (B) of Article V. This indemnification by the Company shall be in addition to any other remedy available to Banca del Gottardo under applicable law.

VI.      PAYMENT TO THE COMPANY

         On the Closing Date, Banca del Gottardo will pay to the Company the net proceeds (the "Net Proceeds") of the offering - after compensation with the commissions and expenses mentioned in Article IV against the Global Note and the Global Warrant being delivered to Banca del Gottardo pursuant to Article VII.

         Such net proceeds will be placed by Banca del Gottardo in US Dollars to the credit of the Company in a US Dollar denominated account designated by the Company.

         Such net proceeds will be at the free disposal of the Company subject to any Swiss National Bank regulations or other regulations that may be in force on the Closing Date.

VII.     CONDITIONS TO THE OBLIGATIONS OF BANCA DEL GOTTARDO

                                                                           12.

         Banca del Gottardo shall have received from the Company at the latest on December 22, 1995 the following documents:

         (1) a copy of the Certificate of Incorporation, together with all amendments thereto, of the Company certified by the Secretary or the Assistant Secretary of the Company and a copy of a Certificate of the Secretary of State of the State of Delaware as to the good standing of the Company, each dated as of a recent date;

         (2) a certified copy of a resolution or resolutions duly adopted by the Board of Directors of the Company signed by a duly authorized officer of the Company, conferring the necessary authority upon the person(s) signing this Agreement, the Information Memorandum, the Global Note, the Notes, the Global Warrant, the Warrants and any related documents; and a certificate of the Secretary, or Assistant Secretary of the Company as to the incumbency and signatures of the officer(s) of the Company signing the documents provided for in this clause (2) on behalf of the Company and the approval of this Agreement and the Information Memorandum;

         (3) Global Note (in the form of Annex D, without interest coupons and without reproduction of the Terms of the Notes) and the Global Warrant (in the form of Annex G) both duly issued and signed by an authorized officer of the Company to be held in escrow by Banca del Gottardo pending payment of the Net Proceeds pursuant to Article VI;

         (4) an executed copy of the Conversion Agency Agreement as set forth in Annex H hereto;

         (5) an executed copy of the Warrant Agency Agreement as set forth in Annex I hereto;

         (6)      specimen signatures for the printing of the Notes;

         (7)      Certificate  of No  Material  Adverse  Change  dated as of the
                  Closing Date and signed by an authorized officer of the Company, substantially in the form of Annex K hereto;

         (8) a legal opinion of Gardere & Wynne, L.L.P., external U.S. counsel to the Company on the laws of the United States of America, dated as of the Closing Date;

         (9) an opinion of the Company's Tax Counsel with respect to the status of the Notes in respect of United States taxes, dated as of the Closing Date;

         (10) a certificate of two officers of the Company approving the terms of the Notes and of the Warrants and the issue and sale thereof by the Company;

         (11) 2 copies of the Information Memorandum duly signed by an authorized officer of the Company; and

         (12) an executed copy of the Limited Waiver and Consent as set forth in Annex M hereto.

                  Each of documents 5, 6, 7, 8, 9, 11 and 12 shall be substantially as agreed by the Company and Banca del Gottardo prior to the Closing Date.

                                                                            13.

VIII.  INFORMATION MEMORANDUM

         The Company will supply Banca del Gottardo on behalf of the holders of the Notes in due time with information and documentation for the preparation by Banca del Gottardo of the Information Memorandum (the "Information Memorandum") relating to the Issue, in compliance with Swiss law.

         The Information Memorandum shall be reviewed by the Company and Banca del Gottardo.

IX.  PRINTING OF THE NOTES AND WARRANTS

         Banca del Gottardo shall provide for the printing of all, but not some only, of the Notes or of the Warrants, at its cost on behalf of the Company. A proof of the Notes and of the Warrants shall be approved by the Company, unless the Company is then in default, prior to the printing thereof.

         (1)      The Notes shall

                  -        be in the form of Annex B,

                  - have the Terms of the Notes (as per Annex A) reproduced in English on the reverse side,

                  -        be dated the Closing Date, and

                  - bear in facsimile the signature(s) of one or more duly authorized officer(s) of the Company

                  -        have Coupons attached, whereas

         (2)      the Coupons shall

                  -        be in the form of Annex C, and

         (3)      The Warrants shall

                  -        be in the form of Annex F

                  - have the Terms of the Warrants (as per Annex E) reproduced in English on the reverse side

                  -        to be dated the Closing Date, and

                  - bear in facsimile the signature(s) of one or more duly authorized officer(s) of the Company.

         (4) The Notes with Coupons attached shall be exchanged against the Global Note delivered to Banca del Gottardo pursuant to
                  Article VII of this Agreement.

                                                                            14.

                  The Global Certificates so exchanged shall thereafter be cancelled and returned to the Company.

                  The Company hereby irrevocably authorizes Banca del Gottardo to reproduce on the Notes, the coupons and the Warrants the signature of the President of the Company set forth in the specimen signature form of Annex L attached hereto, with the same binding effect upon the Company as if the Notes and the coupons or the Warrants had been issued and signed by the Company on the Closing Date.

                  Notes and/or Coupons or Warrants which are mutilated, lost or destroyed may be replaced by Banca del Gottardo in accordance with the respective provisions of the Terms of the Notes and the Terms of the Warrants respectively.


X.  SERVICING OF THE NOTES

         (1)      Transfer of funds

                  The Company will effect transfer of the funds in freely disposable United States Dollars required to make any payment of principal or interest on the Notes, including the commissions referred to in paragraph (2) hereafter, to Banca del Gottardo, Lugano, as Paying Agent, for value the respective due date provided that, if such due date does not fall on a Business Day, the Company shall be obliged to effect transfer of such payments for value the Business Day immediately preceding such due date. Any transfer risk shall be borne by the Company.

                  "Business Day" means a day on which commercial banks are open for domestic business and foreign exchange (including dealings in US Dollars) in Lugano and New York.

                  Banca del Gottardo will supply the Company, by facsimile or otherwise in writing received by the Company not less than five Business Days prior to each due date for any payment under the Notes, with any necessary information including reference numbers and the name of a contact person for the receipt of funds. Further information regarding the transfer may be obtained by Banca del Gottardo from the Company at the address set out in Article XIV below.

                  Banca del Gottardo shall credit the funds received to separate non-interest bearing accounts with Banca del Gottardo for each Coupon due date and/or redemption date. The receipt by Banca del Gottardo of the due and punctual payment of the funds in Lugano shall release the Company of its obligations under the Global Note or under the Notes for the interest and principal, to the extent of such payment.

                  Any funds held by Banca del Gottardo which will not be used as a consequence of Coupons and Notes not having been collected within the relevant period described by the Statute of Limitations, shall be held by Banca del Gottardo at the disposal of the Company. Banca del Gottardo shall promptly after the expiry of the relevant period inform the Company about the respective amount.

                                                                           15.


                  The risk of any exchange loss on the transfer of funds so held by Banca del Gottardo from Banca del Gottardo to the Company shall be borne by the Company, provided the transfer is made by order of, or with the consent of, the Company.

         (2)      Commissions and Expenses

                  The Company will pay to Banca del Gottardo for the servicing of the Notes a commission of

                  -        0.25% on the face amount of Coupons to be paid and
                  -        0.125% on the principal amount of Notes redeemed.

         (3)      Modalities

                  Except  as  provided  in  paragraph  (1) of  Article  XI or in
                  Section 5 of the Terms of the Notes, any transfer by the Company as per (1) and (2) above, shall be made in US Dollars freely disposable, without any restrictions, and whatever the circumstances may be, irrespective of the nationality or domicile of the holder of Notes and/or Coupons, and without requiring any affidavit, or the fulfillment of any other formality.

         (4)      Paying Agency

                  The Company hereby appoints Banca del Gottardo as sole Paying Agent (the "Paying Agent") and Banca del Gottardo agrees to pay to the Noteholders all amounts to become due under the Notes.

                  The Company undertakes, in connection with the Issue, not to appoint any institutions as paying agent without the consent of Banca del Gottardo, which consent shall not be unreasonably withheld and not to pay to other banks any commission or remuneration for the payment of interest or principal on the Notes.

XI.      CANCELLATION OF NOTES AND COUPONS OR WARRANTS

         The Company requests and authorizes Banca del Gottardo and Banca del Gottardo undertakes to cancel and destroy all Coupons paid and Notes redeemed, converted or replaced and Warrants exercised or replaced, after the period prescribed by law, and to certify to the Company in writing the serial numbers of Notes or Warrants, as the case may be, destroyed, the dates when such destruction took place and the names of the persons witnessing such destruction.

         Banca del Gottardo reserves the right to record cashed Coupons as well as redeemed, repaid, converted or replaced Notes and exercised or replaced Warrants on video tape or other data carriers and to store them in this way instead of keeping them physically during the period prescribed by law and to destroy them subsequently. This reproduction of Coupons and/or Notes or Warrants will remain in safekeeping at Banca del Gottardo during the statutory limitation.

XII.     COVENANTS

         As long as any of the Notes or Warrants remain outstanding the Company undertakes:

                                                                            16.


         (1)      To send to Banca del Gottardo

                  a) Annual Reports, on Form 10-K, as filed with the United States Securities and Exchange Commission (the "SEC"), which report shall include or be accompanied by a copy of the report of the Company's independent auditor', and

                 b) such regular and periodic reports on Form 10-Q and Form 8-K (deemed material) as the Company files with the SEC.

                  Banca del Gottardo is authorized to hold these documents at the disposal of the Noteholders and/or holders of Coupons and/or Warrantholders for inspection.

         (2) To provide Banca del Gottardo forthwith upon becoming aware thereof with

                  - any change of its Certificate of Incorporation By-laws (if any), and without waiting for Banca del Gottardo to take any of the actions mentioned in
                           Section 8, 9 or 10 of the Terms of the Notes, with

                  -        a notice in writing of any event provided for in
                           Section 8, 9 or 10 of the Terms of the Notes.

         (3) To hold meetings of the Board of Directors on a at least quarterly basis, i.e. at least one meeting each quarter.

         (4) To provide Banca del Gottardo with quarterly financial statements of the Company by no later than the 45th day of the month following the quarter covered by such statements. Such statements shall provide Banca del Gottardo with a summary of all of the Company's operation, in addition to a brief summary of how the Net Proceeds of this issue have been used by Company.

         (5) To appoint one member of its Board of Directors upon request of Banca del Gottardo and thereafter to nominate such appointee for election by the Company's stockholders and use its best efforts to assure their election until any Note or Notes shall be redeemed by the Company.

         (6) (a) So long as any Notes are outstanding, to keep available authorized shares of Common Stock sufficient to permit all Notes or Warrants outstanding and unconverted or unexercised to be converted or exercised in accordance with the Provisions (Exhibit 1 to ANNEX H of the Agreement) and the terms of the Warrants respectively;

                  (b) to assure that all shares of Common Stock delivered upon conversion of Notes or exercise of Warrants will be validly issued, fully-paid and non-assessable;

                  (c) to file, on or before May 1, 1996, if required, any registration under the United States securities laws that may be required before the Shares can be delivered upon conversion of the Notes or exercise of Warrants and freely marketed in the United States.

                                                                            17.

XIII.    RIGHT OF TERMINATION

         Notwithstanding anything contained in this Agreement, Banca del Gottardo may by notice to the Company terminate this Agreement at any time before the time on the Closing Date when payment would otherwise be due under this Agreement to the Company in respect of the Notes and Warrants if:

         (1) in the reasonable opinion of Banca del Gottardo, circumstances shall be such as:

                  a) to prevent or to a material extent restrict payment for the Notes and the Warrants in the manner contemplated in this Agreement; or

                  b) to a material extent prevent or restrict settlement of transactions in the Notes or Warrants in the market or otherwise; or

         (2) in the reasonable opinion of Banca del Gottardo, there shall have been:

                  a) any change in national or international political, legal, tax or regulatory conditions; or

                  b)       any calamity or emergency

                  which has in the view of Banca del Gottardo caused a substantial deterioration in the price and/or value of the Notes or the Warrants.

                  Any such termination of this Agreement shall be without liability on the part of Banca del Gottardo or on the part of the Company.

                  Upon  any  such  termination  of this  Agreement  pursuant  to
                  Article XIII (i), the parties hereto shall (except for the liability of the Company in relation to expenses as provided in Article IV (a) (2) hereof and except for any liability arising before or in relation to such termination) be released and discharged from their respective obligations under this Agreement.

XIV.     COMMUNICATIONS

         All communications among the Banks and the Company regarding this Agreement shall be made in English language, by telex or facsimile, followed by registered letter, and shall be transmitted

         by the Company to:                       by Banca del Gottardo to:

         Banca del Gottardo                       Intellicall, Inc.
         Viale Stefano Franscini 8                2155 Chenault, Suite 410
         6901 Lugano, Switzerland                 Carrollton, Texas 75006-5023,
                                                  U.S.A.

         Attn:  Capital Market Department         Attn: Chief Financial Officer

         Telex-No.:  841 052

                                                                            18.


        Facsimile: 0114191 8081843                Facsimile: 214-416-9454


XV.      APPLICABLE LAW AND JURISDICTION

         The Terms of this Agreement shall be governed by Swiss law, save and except that paragraph 8 of the terms of the Notes shall be governed by the laws of the state of New York.

         Any dispute which might arise between Banca del Gottardo on the one hand and the Company on the other hand regarding this Agreement shall fall within the jurisdiction of the ordinary Courts of Justice of the Canton of Ticino, the place of jurisdiction being Lugano, with the right of appeal to the Swiss Federal Court of Justice in Lausanne where the law permits.

         Solely for purposes of the preceding paragraph and for the purpose of execution of a judgment in Switzerland, the Company elects legal and special domicile at Banca del Gottardo's office in Lugano, and Banca del Gottardo shall send to the Company as soon as possible any documents received by it in this connection.

         Banca del Gottardo shall also be at liberty to enforce their rights and to take legal action before the competent courts of the United States of America, in which case Swiss law shall be applicable with respect to the construction and interpretation of this Agreement.

XVI.     EFFECTIVENESS

         The effectiveness of this Agreement is subject to:

         (a) the receipt by Banca del Gottardo of all documents as requested in Article VII of this Agreement, in a form acceptable to Banca del Gottardo,

         (b)      no exercise of the Right of Termination as per Article XIII.

XVII.    CURRENCY INDEMNITY

         If any sum due from the Company in favour of the Paying Agent has to be converted from United States Dollars (the "first currency") into another currency (the "second currency") for the purpose of (i) making or filing a claim or proof against the Company, (ii) obtaining an order or judgment in any court or other tribunal or (iii) enforcing any order or judgment given or made in relation hereto, the Company shall indemnify and hold harmless Banca del Gottardo from and against any loss suffered as a result of any discrepancy between (a) the rate of exchange used for such purpose to convert the sum in question from the first currency into the second currency and (b) the rate or rates of exchange at which Banca del Gottardo may in the ordinary course of business purchase the first currency with the second currency upon receipt of a sum paid to them in the second currency in satisfaction in whole or in part of any such order, judgment, claim or proof.

         This indemnity shall constitute a separate and independent obligation from the other obligations contained herein, shall give rise to a separate and independent cause of action and shall apply, irrespective of any waiver granted by Banca del Gottardo from time to time and shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum or sums in

                                                                            19.


         respect of amounts due hereunder or under any such judgment or order. Any such loss or damage aforesaid shall be deemed to constitute a loss suffered by Banca del Gottardo and no further proof or evidence of any actual loss shall be required by the Company.

XVIII.   ENTIRE AGREEMENT

         This Agreement together with the Annexes hereto and other agreements and documents delivered pursuant hereto set forth the entire agreement and understanding of the parties in respect of the subject matter hereof and thereof and supersede all prior agreements, arrangements and understandings relating to the subject matter hereof and thereof.

XIX.     AMENDMENT, CANCELLATION AND WAIVER

         This Agreement and the Annexes hereto may be amended, modified, superseded or cancelled, and any of the terms hereof or thereof may be waived, only by a written instrument executed by the Company and Banca del Gottardo hereto or thereto, as the case may be, or, in the case of a waiver, by the party or parties waiving compliance. The failure of any party at any time or times to require performance of any provision hereof or of any Annex hereto shall in no manner affect the rights at a later time to enforce the same. No waiver by any party of any condition or of the breach of any term contained in this Agreement or in any Annex hereto, whether by conduct or otherwise, in any one or more instances, shall be deemed to be construed as a further or continuing waiver of any such breach or the breach of any other term of this Agreement or of the Annexes hereto.

THUS DONE AND SIGNED in 2 originals, of which one is for the Company,

in Carrollton/Lugano effective as of December 22, 1995


INTELLICALL, INC.



by /s/ William O. Hunt
       Chief Executive Officer, President
       and Chairman of the Board
December 22, 1995

BANCA DEL GOTTARDO



by /s/ Hans Gugolz
December 22, 1995

                                                                            20.


                                     ANNEX A

Terms of the "Convertible Notes" of the Company



(1)      Form and Denomination

         The Notes are issuable in bearer form in the denominations of USD 5'000.-- nominal amount each, with interest coupons (the "Coupons") attached. The Notes will be represented initially by a temporary Global Note (the "Global Note"), without interest coupons, to be deposited by the Company with Banca del Gottardo on the Payment Date. The Global Note may be exchanged, as a whole or in part, for appropriate definitive Notes, in bearer form in denominations of USD 5'000. -- with the Coupons attached, not earlier than 40 days after the later of the date on which the Notes are first offered or the Payment Date. Such exchange shall be made upon certification that the beneficial owners of the Notes either (i) are not United States persons or U.S. persons or
         (ii) are financial institutions (as defined in United States Treasury Regulation Section 1. 165- 12(c)(1)(v)) located outside the United States that are not United States persons and that have purchased such Notes for purposes of resale directly or indirectly to a United States person or U.S. person within the United States during the Restricted Period and that certify that they have not acquired the Notes for purposes of resale directly or indirectly to a United States person or to a person within the United States. A beneficial owner of Notes must exchange its share of the Global Note for definitive Notes before such Notes or interests therein may be transferred or interest payments or other payments in respect of the Notes will be made.

         For purposes hereof, (i) the term "Restricted Period" means the period beginning on the earlier of the first date that the Notes are offered or the date on which the Notes are issued (the "Payment Date") and ending on the date forty (40) days after the later of the date upon which the Notes and Warrants were first offered or the date of closing of this offering, (ii) the term "United States" means the United States of America (including the States and the District of Columbia), its possessions, its territories and other areas subject to its jurisdiction, (iii) the term "United States person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust the income of which is subject to United States federal income taxation regardless of its source and (iv) the term "U.S. person" has the meaning set forth in Sections 230.901 through .904 of Title 17 of the United States Code of Federal Regulations ("Regulation S").

(2)      Interest

         The Notes bear interest from the Payment Date at the rate of 8% per annum, payable semiannually in arrear on June 30 and December 31 of each year until maturity (the "Coupon Due Dates") whereby the first payment shall be made on June 30, 1996 in respect of the period from December 29, 1995 to June 30, 1996. Such interest is payable in United States Dollars. Each Note will cease to bear interest on the date on which they become due for redemption or repayment unless payment of principal and/or premium (if any) is improperly withheld or refused or default is otherwise made in respect of such payment. In such event, interest will continue to accrue (as well

                                                                            21.

         after as before any judgment) up to but excluding the date on which payment in full of the principal of such Note is made or (if earlier) the date on which, payment in full of the principal thereof having been received by Banca del Gottardo, notice to that effect shall have been given to the holders of the Notes. Interest is computed on the basis of a 360-day year of twelve 30-day months.

(3)      Repayment

         The Company undertakes to repay the principal amount of the Notes, unless previously redeemed, without any previous notice on December 31, 2000.

(4)      Optional Redemption and Conversion

(a) The Company reserves the right to call all, but not part, of the out-standing Notes for redemption on May 2, 1996, or thereafter up to the close of business on December 15, 2000, at a price of 110% of the principal amount thereof; together with interest accrued to the date of such redemption provided that the average of the daily closing sales prices of a Share for a period of 30 consecutive trading days, the last day of which trading days is not more than 10 days prior to the day upon which the Company sends a notice to Banca del Gottardo of its intention to redeem the Notes under this sub-section (a), is at least 200% of the Conversion Price in effect on such last day (taking into account any retroactive adjustment not then reflected in the Conversion Price). The closing sales price for any day shall be the average of the closing prices on the New York Stock Exchange and if not listed any longer thereon, the average of the closing bid and asked prices on the National Association of Securities Dealers Automated Quotation(NASDAQ). All outstanding Notes will become due 60 days after receipt of the aforesaid notice of early redemption by Banca del Gottardo.

         As long as the Shares are listed on a stock exchange or exchanges in the United States of America, reference in this sub-section (a) to the sales price for any day shall be deemed to refer to the closing price (regular way) of a Share as reported by the principal stock exchange on which the Shares are listed for such day. If no such sales price is reported for one or more trading days, such day or days shall not be deemed as trading day or days and shall be disregarded in the calculation of the said 30 trading day period.

(b) Each Noteholder will have the right to require the Company to redeem any Note or Notes on December 31, 1999 at a price of 106% of the principal amount thereof, together with interest accrued to the due date of redemption. This right will have to be exercised by giving notice and surrendering the Note(s), so to be redeemed to Banca del Gottardo, Lugano, at any time on or after October 1, 1999 and prior to October 31, 1999 accompanied by an irrevocable request for redemption. Notes called for redemption will become due on December 31, 1999. Notes called for redemption shall cease to bear interest from the date fixed for such redemption, unless the Company shall default in providing for the payment of the redemption price. The Notes must be presented for repayment with all unmatured Coupons attached. An amount equal to any missing unmatured Coupon shall be deducted from the amount due on redemption. Such Coupons shall, however, be paid upon subsequent presentation provided they shall not have become barred pursuant to
         Section 11 hereof.

(5)      Payments

                                                                            22.


         Payments with respect to the Notes and Coupons shall be made in dollars of the United States of America against presentation and surrender of such Notes or Coupons in the manner specified below. Such payments shall be made without cost to the Noteholders, without any limitations and under all circumstances notwithstanding any transfer restrictions, regardless of any bilateral or multilateral payment or clearing agreement in existence between the United States of America and the Swiss Confederation, irrespective of the nationality, residence or domicile of any of the Noteholders and without requiring any affidavit or the fulfillment of any formalities. The funds required for the payment of principal and interest shall be made available to Banca del Gottardo in Switzerland as Paying Agent by the Company prior to each Coupon Due Date. The receipt of the funds by Banca del Gottardo in Switzerland shall release the Company from its obligations in respect of the payments due on the respective dates for principal and interest.

         Banca del Gottardo will arrange for payment of such funds as and when due to the holders of Notes and Coupons. Notes and coupons may be presented for payment at the principal amount printed on the Notes and the amount of interest printed on the Coupons only at the offices in Switzerland of Banca del Gottardo. No payment on the Notes or Coupons will be made by transfer to an account in, or by mailing to an address in, the United States.

(6)      Tax Status

         All payments of principal and interest on the Notes and Coupons by the Company shall be made without deduction for or on account of any present or future tax, assessment or other governmental charge ("Taxes") imposed upon such payment by the United States of America or any political subdivision or taxing authority thereof or therein (the "United States"). If the Company shall at any time be required by law to withhold any such Taxes, the Company will pay as additional amounts to Banca del Gottardo for the account of the holders of Notes and Coupons, such amounts as may be necessary so that every net payment on each Note or Coupon, after withholding for or on account of any such Taxes (including any backup withholding tax or similar charge that may be required in order for such payment to be made without any certification or disclosure of the nationality, residence or identity of the beneficial owner of such Note or Coupon) will not be less than the amount provided in such Note or Coupon to be then due or payable; provided, however, that the Company will not be required to pay such additional amounts for or on account of any such Taxes that are imposed
         (i) otherwise than by  withholding  from a payment on a Note or Coupon,
         (ii) upon a holder of a Note or Coupon who is subject to taxation by the United States for any reason other than such holder's ownership or receipt of payments in respect of such Note or Coupon, or (iii) on interest or principal received by a holder of a Note or Coupon which is
         (a) a "10-per cent.  shareholder"  of the Company within the meaning of section 871(h)(3)(B)(a) of the Code, (b) a bank or an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business, (c) a controlled foreign corporation which is related to the Company under section 864(d)(4) of the Code,
         (d) other than a nonresident individual or a foreign corporation (as determined under United States tax principles) with respect to the United States, or (e) a holder whose Note or Coupon is presented for retirement or redemption, or payment is otherwise made, other than outside the United States as provided in United States Treasury Regulations. Any reference in this Note to the payment of principal or interest shall be deemed to include payment of the additional amounts payable pursuant to the provisions of this paragraph.

                                                                            23.

         If, as the result of any change in, enactment of, or amendment to any laws or regulations of the United States or any political subdivision or taxing authorities thereof affecting taxation, or any change in the official application of such laws or regulations, or any change in, execution of or amendment to any treaty or treaties affecting taxation to which the United States is a party, it is determined by the Company that it would be required at any time to pay additional amounts pursuant to the preceding paragraph, the Company is entitled to redeem the Notes, as a whole but not in part, on giving not more than 60 days' but not less than 30 days' prior notice to Banca del Gottardo, on or after June 30, 1996 at par.

         Notice of redemption shall be given by the Company in writing to Banca del Gottardo and such notice so given shall constitute good and sufficient notice and shall be binding upon all holders of the Notes, regardless of who they may be or where they may be located.

         Banca del Gottardo shall as soon as practicable notify the Noteholders of such redemption in accordance with Section 12 hereof.

         The Company has been advised by Banca del Gottardo that pursuant to the Swiss federal laws at present in force, interest payments on the Notes are not subject to Swiss withholding tax.

(7)      Authorizations

         The Company has confirmed to Banca del Gottardo that no authorizations or approvals are required under the laws of the United States for performance of its obligations hereunder, except for the registration requirements provided for herein.

(8)      Status of the Notes and Subordination

         1.       Note Subordinated to Senior Indebtedness

                  The Company, for itself, its successors and assigns, covenants and agrees, and each Holder of this Note ("Holder"), by his or its acceptance hereof, likewise covenants and agrees, that the indebtedness evidenced by this Note (and any renewals, refinancings, modifications or extensions thereof), including the principal of and interest thereon and any interest payable on such interest and all fees, costs and expenses (including attorneys' fees and collection costs) payable in connection with this Note, and all requirements of the Company contained in this Note shall be subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to the prior payment in full of all Senior Indebtedness (as hereinafter defined), and that each holder of Senior Indebtedness whether now outstanding or hereafter created, incurred, assumed or guaranteed shall be deemed to have acquired Senior Indebtedness in reliance upon the covenants and provisions contained in this Note.

                  For purposes of this Note, the term "Senior Indebtedness" shall mean any and all indebtedness, liabilities and obligations consisting of all principal of and premium (if any) and accrued and unpaid interest (including but not limited to interest accruing after the commencement by or against the Company under the Federal Bankruptcy Code (as now or hereafter in effect), whether or not allowed as a claim), whether existing on the date of this Note or hereafter incurred and whether created directly or indirectly, acquired by

                                                                            24.

                  assignment or otherwise, absolute or contingent, joint or several, liquidated or unliquidated, due or not due, contractual or tortuous, secured or unsecured, in respect of
                  (A) the indebtedness, obligations and liabilities of the Company incurred pursuant to the Note Purchase Agreement with Nomura Holding America Inc. dated August 11, 1994, as from time to time amended (B) the indebtedness, obligations and liabilities of the Company pursuant to those certain Variable Rate Senior Bridge Notes, Series A, dated August 11, 1994 (the "Series A Notes ") up to an aggregate principal amount of $ 16'000'000, executed by the Company, as may be modified or amended from time to time, (C) the indebtedness, obligations and liabilities of the Company pursuant to that certain 12.5% Senior Bridge Note, Series B, dated August 11, 1994 (the "Series B Notes", together with the Series A Notes, the
                  "Senior Notes") in the aggregate principal amount of $ 8'000'000, executed by the Company, as may be modified or amended from time to time, (D) any and all amendments, modifications, supplements, renewals, refinancings, extensions, replacements, restatements, substitutions, assignments, guaranties and endorsements of any of the indebtedness, obligations and liabilities described in clauses
                  (A) through (C) above (collectively, the "Nomura Debt"), (E) indebtedness of the Company incurred after the date hereof for money borrowed which is secured by any portion of the assets of the Company and (or any of its subsidiaries representing the incurrence of indebtedness from a third party provided that any such incurrence of indebtedness from a third party shall have been consented to by the Majority Holders (as hereinafter defined), (F) all obligations incurred after the date hereof required to be classified and accounted for as a capital lease on the face of the balance sheets of the Company prepared in accordance with generally accepted accounting principles provided that such obligations shall have been consented to by the Purchaser, (G) all factoring arrangements or similar type arrangements entered into after the date hereof by the Company or any of its subsidiaries, provided that such arrangements shall have been consented to by the Purchaser, (H) all obligations consisting of guaranties, endorsements, modifications, renewals, refinancings, extensions or replacements of any obligations described in clauses (E) through (G) above, provided, that any such guaranties, endorsements, modifications, renewals, refinancings, extensions or replacements shall have been consented to by the holders holding in the aggregate at least 50.1% of the outstanding principal amount of the Senior Indebtedness then outstanding including any such modifications, renewals, refinancings, extension or replacements thereof (the "Majority Holders"), and (I) all fees, costs, expenses (including attorneys' fees), indemnities and other amounts at any time due and payable in connection with any of the foregoing.

         2. Note Subordinated to Prior Payment of All Senior Indebtedness on Dissolution Liquidation Reorganization, etc. of the Company

                  Upon any payment or distribution of the assets of the Company of any kind or character, whether in cash, property or securities to creditors upon any total or partial liquidation, dissolution or reorganization of, or similar proceeding relating to, the Company or its property (whether voluntary or involuntary, or in bankruptcy, insolvency, reorganization, liquidation or receivership proceedings), or upon an assignment for the benefit of creditors, or any other marshaling of the assets and liabilities of the Company, or otherwise, then in such event, any payment or distribution of any kind or character, whether in cash, property or securities, which shall be payable or deliverable upon or with

                                                                            25.

                  respect to the indebtedness evidenced by this Note shall be paid or delivered directly to the holders of Senior Indebtedness, ratably according to the aggregate amounts of principal remaining unpaid on account of such Senior Indebtedness held by each until the Senior Indebtedness has been fully paid and satisfied (including premium, if any, and interest thereon accruing after commencement of such proceedings whether or not an allowed claim).

                  The Holder hereby assigns to the holders of the Senior Indebtedness, the right, in the name of the Holder, to file appropriate claims or proofs of claim in respect of this Note and vote the full amount of indebtedness represented by this
                  Note in any proceeding of the type described in the immediately proceeding paragraph, including but not limited to a proceeding to confirm a plan of reorganization in a bankruptcy case, as directed and consented to by the Majority Holders. The Holder agrees to take or refrain from taking any and all actions as required or requested by the Majority Holders and to cooperate fully with the Majority Holders in furtherance of and without hindrance of such filing of claims or proofs of claim and such voting. This assignment shall expire automatically at such time as the Senior Indebtedness has been repaid in full.

         3.       Payments

                  The Company agrees not to pay to the Holder, and by accepting this Note Holder agrees not to take or receive from the Company, in any manner whatsoever, the whole or any part of indebtedness evidenced by this Note, including without limitation any payment of principal of or interest on this Note, unless and until the Senior Indebtedness shall have been fully paid and satisfied; provided, however, that notwithstanding the foregoing, the Holder shall have the right to receive and retain from the Company, and the Company shall have the right to pay to the Holder, scheduled payments of interest only as and when they become due as provided herein, so long as (i) the Company is not in default with respect to any payment of principal, premium, if any, or interest on any Senior Indebtedness, and (ii) no default or event of default exists and is continuing, or would exist immediately after giving effect to such payment to Holder, under any of the terms and provisions of the documents relating to any of the Senior Indebtedness.

         4.       Proceedings

                  Holder shall not commence any action for the enforcement of this Note (except an action commenced to avoid the expiration of an applicable statute of limitations) and will not initiate or join with any creditor, unless the Majority Holders shall also join, in bringing any proceeding against the Company under any bankruptcy or insolvency law or statute of the federal or any state government or under any such law or statute relating to the relief of debtors, readjustment of indebtedness, reorganization, arrangement of debt, receivership or liquidation, and will not be a proponent or coproponent of a plan of reorganization in a bankruptcy proceeding, unless and until all Senior Indebtedness shall have been paid and satisfied in full or the Holder has received the prior written consent of the Majority Holders.

         5.       Payments and Distributions Received by Holder

                                                                            26.


                  Should any payment or distribution (except payments currently due which are received by the Holder as permitted herein) be received by the Holder with respect to this Note prior to the payment and satisfaction in full of all Senior Indebtedness, the Holder will forthwith deliver such payments and distributions or proceeds thereof to the holders of Senior Indebtedness, ratably according to the aggregate amount of principal remaining unpaid on account of such Senior Indebtedness held by each in precisely the form received (except for the endorsements or assignment of the Holder where necessary), for application to the Senior Indebtedness held by such holders, and, until so delivered, the same shall be held in trust by the Holder as property of the holders of Senior Indebtedness.

         6.       Rights Concerning Senior Indebtedness

                  Without affecting the rights of the holders of Senior Indebtedness, the Holder agrees that, with or without notice to or further assent from the Holder, any holder of Senior Indebtedness may at any time, and from time to time, either prior to or after any default by the Company with respect to any indebtedness (a) advance or refuse to advance additional credit and make other accommodations to or for the account of the Company, (b) by written agreement or otherwise, extend, refinance, renew or change, modify, compromise, release, refuse to extend, renew or change the Senior Indebtedness or any part thereof and waive any default under all or any part thereof, and modify, rescind or waive any provision of any related agreement or collateral undertaking, including but not by way of limitation any provision relating to acceleration or maturity, (c) fail to set off any or all accrued balance or deposit balances or any part thereof on any holder's books in favor of such holders and/or release the same, (d) sell, surrender, release, exchange, resort to, realize upon or apply, or fail to do any of the foregoing, with respect to any collateral securing any part thereof held by any of the holders of Senior Indebtedness or available to any of the holders of Senior Indebtedness for the Senior Indebtedness, and (e) generally deal with the Company in such manner as any of the holders of Senior Indebtedness may see fit, including, without limiting the generality of the foregoing, any forbearance, failure, delay or refusal by any of the holders of Senior Indebtedness to exercise any rights or remedies any of the holders of Senior Indebtedness may have against the Company, all without impairing or affecting any of such holders' rights and remedies. Each such action and each such failure to act by any of the holders of Senior Indebtedness shall be deemed to be at the request of the Holder and in reliance on this Agreement. No failure by any of the holders of Senior Indebtedness to file, record or otherwise perfect any lien or security interest, nor any improper filing or recording, nor any failure by any of the holders of Senior Indebtedness to insure or protect any of its collateral nor any other dealing (or failure to deal) with any such collateral by any of the holders of Senior Indebtedness, shall impair or release the rights of any of the holders of Senior Indebtedness hereunder.

         7.       Repayment of Purchaser

                  Notwithstanding anything to the contrary contained herein, in the event, and at such time as, the holders of Senior Indebtedness, and their respective successors and assigns, have been repaid in full all such Senior Indebtedness as described in clauses (A) through (D), inclusive, and clause
                  (I) as it relates to clauses (A) through (D) of the definition of

                                                                            27.

                  "Senior Indebtedness" contained in this Section 8, Subsection I, hereof, and all obligations by the holders of Nomura Debt to purchase Series A Notes (as defined in the Purchase Agreement) has terminated, and all preference periods under any bankruptcy laws as they might apply to the holders of Senior Indebtedness, and it successors and assigns, have expired, the restrictions set forth in this Section 8 of this Note shall not thereafter be applicable to the Holder of this Note.

         8. Each holder of Notes acknowledges that Nomura is relying on the terms and provisions of this Sub-Section 8 in connection with its execution of a certain Limited Waiver and Consent dated December 30, 1995 between the Company and Nomura a copy of which Limited Waiver and Consent is held by Banca del Gottardo, pursuant to which Nomura has consented to the issuance of the Notes by the Company, and each holder of a Note hereby acknowledges and agrees that the terms and provisions of this Sub-Section 8 shall inure to the benefit of Nomura.

(9)      Conversion

         Exhibit I to Annex H attached to the Agreement dated December 22, 1995 and entered into between the Company and Banca del Gottardo, which is available for inspection at the Head Office in Lugano of Banca del Gottardo, as Conversion Agent for the Notes, contains full provisions relevant to conversion of the Notes into freely transferable Shares of Common Stock which are duly registered under the 1933 Securities Act. The following is a summary of such provisions:

         The conversion price will be fixed on March 29, 1996 whereby such conversion price shall be the equivalent of the average of the closing prices during the period from March 14 to March 29, 1996, but shall in any event not be higher than (i) 120% of the average of the closing prices of the shares of Common Stock during the period from December 19 to 29, 1995, or (ii) USD 4.75 per share of Common Stock, whichever is lower (Such price hereinafter called the "Conversion Price").

         The holder of 10 Notes or more will be entitled at any time on and after May 1, 1996 up to the close of business on December 31, 2000, subject to prior redemption, to convert the Notes, at the principal amount thereof, into freely transferable and non-restricted (such non-restriction being subject to the effectiveness of a registration statement under the U.S. securities laws covering such common stock, if required,) shares of Common Stock of the Company, at the Conversion Price, subject to adjustment as described below. No payment or adjustment will be made on conversion of any Note for interest accrued thereon or dividends on any Common Stock issued, except that accrued interest will be paid on the conversion of any Note which has been called for redemption prior to the conversion date. The Company is not required to issue fractional shares of Common Stock upon conversion of Notes and, in lieu thereof, will pay a cash adjustment based upon the market price of the Common Stock on the last trading day prior to the date of conversion. In the case of Notes called for redemption, conversion rights will expire at the close of business on the fifth business day prior to the redemption date. Notes may be presented for conversion only to an office of Banca del Gottardo outside the United States and Banca del Gottardo will deliver Common Stock or other consideration received upon conversion only to an account or address outside the United States.

                                                                            28.


         The Conversion Price is subject to adjustment in the following events occurring after December 29, 1995:

         - the issuance of stock of the Company as a dividend or distribution on the Common Stock;

         - subdivisions of outstanding shares of the Common Stock into a greater number of shares;

         - combinations of outstanding shares of Common Stock into a smaller number of shares;

         - reclassification of the Common Stock into other shares of the Company's capital stock;

         - issuance to all holders of Common Stock of certain rights or warrants entitling them to subscribe for Common Stock at a price per share less than the current market price but not for shares issuable under the Company's stock option and stock purchase plans; and

         - the distribution to all holders of Common Stock of debt securities or assets of the Company or rights or warrants to purchase assets or debt securities of the Company (excluding cash dividends or distributions from retained earnings).

         No adjustment in the Conversion Price will be made unless such adjustment would require an increase or decrease of at least USD 0.05 in the Conversion Price then in effect; but any adjustment that would otherwise be required to be made shall be carried forward and taken into account in any subsequent adjustment. No adjustment need be made for rights to purchase Common Stock pursuant to a Company dividend or interest reinvestment plan. The Company may at any time reduce the Conversion Price by any amount, provided that the Conversion Price is not less than the par value of a share of Common Stock. If the Company consolidates or merges into or transfers or leases all or substantially all of its assets to any person, or is a party to a merger that reclassifies or changes its outstanding Common Stock, the Notes will become convertible into the kind and amount of securities, cash or other assets which the holders of the Notes would have owned immediately after the transaction if the holders had converted the Notes immediately before the effective date of the transaction.

(10)     Events of Default

         Subject to the provisions of Section 15, Banca del Gottardo as regards all Notes or holders having 10% or more of the aggregate principal amount of all Notes outstanding shall have the right to declare by notice to the Company the Notes held by such holder of a Note, plus accrued interest, to be due and payable if any of the following events of default shall occur:

         (a) default in the payment of principal, or, for a period of 15 days, in the payment of interest on any Note; or

         (b) default in the performance or observance in any material respect of any covenant or agreement of the Company in the Notes if such default continues for a period of 30 days after notice thereof has been given to the Company; or

         (c) a default shall occur under any evidence of indebtedness for money borrowed by the Company or under any instrument under which there may be issued or by which there

                                                                            29.


                  may be secured or guaranteed any indebtedness for money borrowed by the Company, which default involves the failure to pay when due (after any applicable grace period and subject to any extension or postponement of such maturity), or results in the acceleration of, indebtedness in an amount in excess of USD 500'000.-- without such indebtedness having been discharged or such default or acceleration having been waived, rescinded or annulled, within a period of 30 days after notice thereof shall have been given to the Company; or

         (d) the entry of a decree or order in respect of the Company in an involuntary case under any bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, trustee or other similar official of the Company or for any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 45 consecutive days; or

         (e) the Company shall commence a voluntary case under any bankruptcy, insolvency or other similar law, or consent to the appointment of or taking possession by a receiver, liquidator, trustee or other similar official, of the Company or for any substantial part of its property, or the making by it of a general assignment for the benefit of creditors, or if it shall fail generally to pay its debts as they become due, or shall take any corporate action in furtherance of any of the foregoing; or

          (f) if the Company shall merge or consolidate, or sell or convey all or substantially all of its assets to, any other corporation, unless (i) the Company is the surviving corporation, or (ii) the surviving or transferee corporation expressly assumes all obligations of the Company under the Notes by supplemental agreement, confirmed by an opinion of U.S. counsel reasonably satisfactory to Banca del Gottardo and the Company, or
     (iii) the Company or the surviving or transferee corporation irrevocably deposits in trust with Banca del Gottardo, money or U.S. government obligations sufficient to pay principal and interest on the Notes to maturity.

         Upon the occurrence of an event of default, the Company shall promptly give notice thereof to Banca del Gottardo which shall publish such notice of default in accordance with Section 12 hereof. Banca del Gottardo shall in relation to any event of default have no other obligation than the publication of such event of default.

         The principal amount of all Notes declared to be due and payable plus accrued interest thereon shall become due and payable 15 days after notice to the Company by Banca del Gottardo or by each holder of a Note of such event of default; provided, however, that such declaration shall be rescinded if, within 15 days of such notice, such event of default shall have been remedied by payment, in the case of a payment default, or in a manner reasonably satisfactory to Banca del Gottardo.

         In the event that a Resolution or Extraordinary Resolution is passed at a meeting of Noteholders held pursuant to Section 15, any actions taken pursuant to this Section 10 by a Noteholder shall be subject to any previously taken action pursuant to such Section 15.

(11)     Prescription

                                                                            30.

         In accordance with the Swiss Statute of Limitations the coupons will become barred five years and the Notes ten years after their respective due dates.

(12)     Notices and Publications

         All notices to the holders of Notes shall be deemed to have been duly given if published in the Feuille Officielle Suisse du Commerce and in a daily newspaper in Zurich and Lugano. All notices to the Company by any holder of Notes shall be deemed to have been duly given if sent by cable or telex to the principal office of the Company.

(13)     Listing of the Notes

         No application will be made for the admission and quotation of the Notes on any stock exchange.

(14)     Replacement of Notes or Coupons

         If any Note or coupon is defaced, mutilated, destroyed, stolen or lost, it may be renewed or replaced at the head office of Banca del Gottardo in Lugano, Switzerland on payment of such costs as may be incurred in connection therewith and on presentation of such evidence and indemnity as Banca del Gottardo may require. Defaced or mutilated Notes or coupons must be surrendered before replacements may be issued.

(15)     Noteholders' Meeting

         a) A meeting of the Noteholders (hereinafter called a "Meeting") may be convened by the Company or shall be convened by the Company if so requested by Notes representing not less than 25% of the aggregate principal amount of all Notes outstanding under the Terms of the Notes (i) after the event of default shall have occurred and be continuing to consider a waiver of an event of default or any modification or amendment of the provisions of the terms of the Notes, or (ii) a substitution of Banca del Gottardo.

                  The cost and expenses of a Meeting shall be borne by the Company.

         b) Notice of the Meeting specifying the place, day and hour of the Meeting shall be given at least 20 days prior to the proposed date thereof (exclusive of the day on which the notice is given and the day on which the Meeting is to be held) in accordance with Section 12 hereof Such notice shall state generally the nature of the business to be transacted at the Meeting thereby convened but (except for an Extraordinary Resolution (as defined below)) it shall not be necessary to specify in such notice the terms of any resolution to be proposed.

         c) The Meeting shall be held in Lugano and shall be chaired by a representative of the Company or if such representative of the Company shall not be present within 30 minutes after the time appointed for the holding of the Meeting, the Noteholders present shall choose one of their members to be chairman. The Meeting shall be conducted in the English language exclusively.

                                                                            31.

                    d) Resolutions shall only be passed if a quorum of two or more persons holding 25% or more of the aggregate principal amount of all Notes outstanding are present. The quorum at any Meeting for passing an Extraordinary Resolution shall be two or more persons holding two-thirds or more of the aggregate principal amount of all Notes outstanding. Resolutions shall be passed if approved by the absolute majority of votes cast save that an Extraordinary Resolution shall be passed only if approved by three-fourths or more of votes cast. Any resolution passed at a Meeting duly convened and held in accordance with the terms of the Notes shall be binding upon all the bondholders, whether present or not present at such Meeting and whether or not voting, and upon all the holders of coupons.

                    e) If within 30  minutes  after the time  appointed  for any such Meeting a quorum is not present, the Meeting shall, if convened upon the request of Noteholders, be dissolved. In any other case, it shall stand adjourned for such period being not less than 14 days nor more than 28 days, and at such place as may be appointed by the Company. At such adjourned Meeting, two or more persons present holding 10% or more of the aggregate principal amount of all Notes outstanding shall form a quorum, provided that if the business of such adjourned Meeting includes consideration of a proposed Extraordinary Resolution, the quorum shall be two or more persons present holding one-third or more of the aggregate principal amount of all Notes for the time being outstanding.

                    f) If within 30  minutes  after the time  appointed  for any such adjourned Meeting the respective quorum is not present the Meeting shall stand further adjourned for such period being not less than 14 days nor more than 28 days, and at such place as may be appointed by the Company and at such further adjourned Meeting two or more persons present holding any Notes outstanding (whatever the principal amount of the Notes so held by them) shall form a quorum, provided that if the business of such further adjourned Meeting includes consideration of a proposed Extraordinary Resolution, the quorum shall be two or more persons present holding one-third or more of the aggregate principal amount of all Notes for the time being outstanding.

                    g) Notice of any  adjourned  Meeting  or  further  adjourned
               Meeting shall be given in the same manner as notice of an original Meeting and such notice shall state, in the case of an adjourned Meeting, that two or more persons present holding 10% (or in the case of a Meeting the business of which includes consideration of a proposed Extraordinary Resolution, one-third) or more of the aggregate principal amount of all Notes for the time being outstanding will form a quorum, or, in the case of a further adjourned Meeting, that two or more persons present holding any Notes outstanding (or in the case of a Meeting the business of which includes the consideration of a proposed Extraordinary Resolution, two or more persons present holding one-third or more of the aggregate principal amount of all Notes for the time being outstanding), shall form a quorum.

                    h) The  voting  rights  of the  holders  of  Notes  shall be determined according to the principal amount of Notes held, each Note with a principal amount of USD 5'000.- giving the right to one vote. Holders of the Coupons shall not have any voting rights. Notes held by or on behalf of the Company shall have no voting rights and shall be disregarded for the purpose of this
               Section 15, save that the Company shall be entitled to vote in respect of Notes held by it for the benefit of and at the direction of an independent third party. In

                                                                            32.

                  the case of an equality of votes the chairman shall have a casting vote in addition to the vote or votes (if any) to which he may be entitled as a holder of Notes.

                    i) Any  director  or officer of the  Company and its lawyers and any other person authorized on its behalf by it may attend and speak at any Meeting.

                    j) The Meeting shall have the following  powers  exercisable by Extraordinary Resolution with the consent of the Company:

                    (i) extension of the date fixed for final maturity of the Notes;

                    (ii) reduction or cancellation  of the principal  payable on the Notes;

                    (iii) reduction or cancellation of the rate or amount payable, or extension of the date of payment, in respect of any Coupons;

                    (iv)  alteration  of  the  majority   required  to  pass  an
               Extraordinary Resolution; and

                    (v) waiver of any Event of Default.

                    k) Any reference in these Terms of the Notes to an "Extraordinary Resolution" shall be construed as references to resolutions of the Noteholders passed in accordance with the foregoing provisions of this Section 15 with respect to any of the matters stated in sub-section j) above.

(16)     Applicable Law and Jurisdiction

         The terms, conditions and form of the Notes and Coupons (the English language version of which shall govern) shall be governed by and construed in accordance with Swiss law. Any action or proceedings against the Company relating to the Notes may be brought and enforced in the ordinary courts of the Canton of Ticino, venue being in the City of Lugano, or, if such courts fail to grant jurisdiction in the ordinary courts of the Canton of Basle-City, venue being in Basle, and the Company hereby irrevocably submits to the jurisdiction of such courts in respect of any such action or proceeding, with the right to appeal, as provided by law, to the Swiss Federal Court in Lausanne, the judgment of which shall be final. Solely for that purpose, the Company hereby elects legal and special domicile at the office of Banca del Gottardo, Viale Stefano Franscini 8, 6901 Lugano, Switzerland. The Company covenants that so long as any Notes are outstanding it will maintain an agent for service of process in Switzerland. The aforementioned jurisdiction shall also be valid for the cancellation and replacement of lost, stolen, defaced, mutilated or destroyed Notes and coupons. Payment effected to a holder of Notes who has been identified as the legitimate holder of a Note or coupon by a final judgment of a Swiss court shall release the Company from its payment obligations under such Note or coupon.

         Any Noteholder shall also have the right to bring any legal action or proceeding against the Company in respect of a Note or coupon and all covenants contained therein in any state or federal court in the United States of America which may have jurisdiction.

                                                                            33.
                                    ANNEX B

                    (Form of Subordinated Convertible Note)

No.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

THIS  NOTE  HAS NOT BEEN AND WILL NOT BE  REGISTERED  UNDER  THE  UNITED  STATES
SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD OR DELIVERED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO, OR FOR THE BENEFIT OF, ANY U.S. PERSON (AS SUCH TERMS ARE DEFINED IN REGULATION S UNDER THE SECURITIES ACT) UNLESS THIS NOTE IS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE.

                               INTELLICALL, INC.


                    (Incorporated in the State of Delaware)

                                  USD 5'000.--

                  8% Subordinated Notes due December 31, 2000

         Convertible into freely transferable and non-restricted shares of Common Stock of the Company


INTELLICALL, INC. (the "Company"), for value received, hereby certifies that it owes to the bearer, payable upon presentation and surrender hereof, the principal amount of 5'000.-- US Dollars (USD five thousand) on December 31, 2000 or on such earlier date as such principal amount may become due in accordance with the Terms of the Notes appearing on the reverse hereof, and interest from December 29, 1995 on said principal amount at the rate of 8% (eight percent) per annum, payable in cash, semi-annually in arrear on June 30 and December 31 of each year and at maturity, beginning on June 30, 1996 for the period from December 29, 1995 to June 30, 1996, until payment of said principal amount has been made or duly provided for, but only, in the case of interest due on or before maturity, upon presentation and surrender of the interest coupons attached hereto as they shall severally become due, all in accordance with the Terms of the Notes.

This Note is one of a duly authorized issue of 8% Notes due December 31, 2000 of the Company in the aggregate principal amount of 7'500'000.-- US Dollars (the "Notes") issued pursuant to a Note and Warrant Purchase, Paying and Conversion/Exercise Agency Agreement, dated as of December 22, 1995 (the "Agreement"), between the Company of the first part and Banca del Gottardo of the second part. The Notes are issued subject to and with the benefit of the Agreement.

                                                                            34.


IN WITNESS WHEREOF, the Company has caused this Note to be duly executed under its corporate seal as of December 29, 1995.

                                            INTELLICALL, INC.


                                            By

                                                                            35.
                                                                     ANNEX C-1


                                (Form of Coupon)

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

THIS  NOTE  HAS NOT BEEN AND WILL NOT BE  REGISTERED  UNDER  THE  UNITED  STATES
SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD OR DELIVERED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO, OR FOR THE BENEFIT OF, ANY U.S. PERSON (AS SUCH TERMS ARE DEFINED IN REGULATION S UNDER THE SECURITIES ACT) UNLESS THIS NOTE IS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE.

                                                                   Coupon No.1

INTELLICALL, INC.
Carrollton, TX, U.S.A.


US Dollars 5'000.--

8% Subordinated Notes due December 31, 2000


Note of US Dollars 5'000.-- (five thousand)


Interest due on June 30, 1996 for the period from December 29, 1995 to June 30, 1996 payable in cash on the terms set forth in the Terms of the Notes:
                                                             US Dollars 201.11


                                                     INTELLICALL, INC.


                                                     by


                                (Reverse Coupon)


This coupon is payable at the head office in Lugano of Banca del Gottardo.

                                                                           36.


                                   ANNEX C-2


                                (Form of Coupon)


ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 1650) AND 1287(a) OF THE INTERNAL REVENUE CODE.

THIS  NOTE  HAS NOT BEEN AND WILL NOT BE  REGISTERED  UNDER  THE  UNITED  STATES
SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD OR DELIVERED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO, OR FOR THE BENEFIT OF, ANY U.S. PERSON (AS SUCH TERMS ARE DEFINED IN REGULATION S UNDER THE SECURITIES ACT) UNLESS THIS NOTE IS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE.
                                                                 Coupon No.2-10


INTELLICALL, INC.
Carrollton, TX, U.S.A.

US Dollars 5'000.--


8% Subordinated Notes due December 31, 2000


Note of US Dollars 5'000.-- (five thousand)

Semi-annual interest due on June 30 and December 31, 1996/2000 payable in cash on the terms set forth in the Terms of the Notes:
                                                             US Dollars 200.--

                                            INTELLICALL, INC.


                                            by


                                (Reverse Coupon)


This coupon is payable at the head office in Lugano of Banca del Gottardo.

                                                                           37.

                                     ANNEX D
(to be typed on security paper)

                                  GLOBAL NOTE


ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

THIS  NOTE  HAS NOT BEEN AND WILL NOT BE  REGISTERED  UNDER  THE  UNITED  STATES
SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD OR DELIVERED, Directly OR INDIRECTLY, IN THE UNITED STATES OR TO, OR FOR THE BENEFIT OF, ANY U.S. PERSON (AS SUCH TERMS ARE DEFINED IN REGULATION S UNDER THE SECURITIES ACT) UNLESS THIS NOTE IS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE.

                               INTELLICALL, INC.


                                USD 7'500'000.--


                  8% Subordinated Notes due December 31, 2000

         Convertible into freely transferable and non-restricted shares of Common Stock of the Company


This Global Note without interest coupons is a Global Note in respect of a duly authorized issue of 8% Notes due December 31, 2000 (the "Notes") of Intellicall, Inc. (the "Company"), a corporation duly organized and existing under the laws of the State of Delaware, in the principal amount of seven million five hundred thousand US Dollars and issued pursuant to a Note and Warrant Purchase, Paying and Conversion/Exercise Agency Agreement (the "Agreement") dated as of December 22, 1995 between the Company of the first part and Banca del Gottardo of the second part.

Subject to the provisions of the Agreement, Intellicall, Inc., for value received, hereby promises to pay to the holder of this Global Note, payable upon presentation and surrender hereof, the amount of US Dollar 7'500'000.-- (USD seven million five hundred thousand) and interest thereon at 8% per annum, in accordance with the Terms of the Notes set forth in Annex A of the Agreement.

In accordance with Section 1 of the Terms, this Global Note may be exchanged, as a whole or in part, for definitive Notes, in bearer form in the denominations of USD 5'000.--, with interest coupons attached, not earlier than 40 days after the later of the date on which the Notes are first offered or the Payment Date, before which time no Notes represented by this Global Note or interest herein may be transferred into the United States or to a U.S. person. Such exchange shall be made upon certification, in the form

                                                                            38.

set forth in Annex 3 of the Agreement and appended to this Global Note, that the beneficial owners of the Notes are not United States persons or U.S. persons or are financial institutions (as defined in the United States Treasury Regulation
Section 1.165-12(c)(1)(v)) located outside the United States that have purchased such Notes for resale during the Restricted Period and that certify that they have not acquired the Notes for purposes of resale directly or indirectly to a United States Person or a U.S. person or to a person within the United States. A beneficial owner of Notes must exchange its share of the Global Note for definitive Notes before interest payments or other payments in respect of the Notes will be made.

The Terms of the Notes set forth in Annex A of the Agreement are hereby incorporated by reference herein mutatis mutandis and, except as otherwise provided herein, shall be binding on the Company and the holder hereof as if fully set forth herein. Except as otherwise provided herein, the Company shall make all payments hereunder as and when provided in the Terms of the Notes and shall be bound by all its covenants set forth therein.

This Global Note shall be governed by and construed in accordance with the laws of Switzerland.

IN WITNESS WHEREOF, the Company has caused this Global Note to be duly executed under its corporate seal as of December 29, 1995.

                                                     INTELLICALL, INC.



                                                     By


This Global Note shall not become valid for any purpose until this Global Note has been authenticated by any two officers of Banca del Gottardo.


by:                                                  by:
     Authorized Officer                                   Authorized Officer

                                                                           39.
                                     ANNEX E


                     TERMS OF THE "WARRANTS" OF THE COMPANY


1.       General


         The Warrants are issuable in bearer form and have the benefit of and are subject to the provisions for the exercise thereof contained in the Warrant Agency Agreement to be dated as of December 22, 1995 between the Company and Banca del Gottardo (the "Warrant Agent" or the
         "Standing Agent" as the case may be) which will be available for inspection at the office in Lugano of the Warrant Agent or its successor as Warrant Agent. The holders of the Warrants (the "Holders") are deemed to have knowledge of the provisions of such Agreement, all of which will be binding on them, provided, however, that the rights of such Holders hereunder shall be governed by the terms hereof.

         The Standing Agent or the Warrant Agent may resign in its duties and be discharged from all further duties as Agent or Warrant Agent in accordance with the terms of the Warrant Agency Agreement. In such event a successor Standing Agent or Warrant Agent, which will have the same duties as its predecessor and will agree to be bound by the terms of the Warrant Agency Agreement, will be appointed by the Company, or if the Company shall fail to appoint such successor Standing Agent or Warrant Agent, by a court of competent jurisdiction.

         The Global Warrant may be exchanged, as a whole or in part, for appropriate definitive Warrants, in bearer form, not earlier than 40 days after the later of the date on which the Warrants are first offered or the Payment Date. Such exchange shall be made upon certification that the beneficial owners of the Warrants are not United States persons or U.S. persons or are financial institutions (as defined in United States Treasury Regulation Section 1.165-12(c)(1)(v)) located outside the United States that are not United States persons and that the beneficial owners have not purchased such Warrants for resale during the Restricted Period and that the beneficial owners certify that they have not acquired the Warrants for purposes of resale directly or indirectly to a United States person or to a person within the United States. A beneficial owner of Notes must exchange its share of the Global Warrant for definitive Warrants before such Warrants may be transferred or shares may be delivered upon exercise of the Warrants in respect of the Warrants will be made.

         For purposes hereof, (i) the term "Restricted Period" means the period beginning on the earlier of the first date that the Notes are offered or the date on which the Notes are issued (the "Payment Date") and ending on the date forty (40) days after the later of the date upon which the Notes and Warrants were first offered or the date of closing of this offering, (ii) the term "United States" means the United States of America (including the States and the District of Columbia), its possessions, its territories and other areas subject to its jurisdiction, (iii) the term "United States person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust the income of which is subject to United States federal income taxation regardless of its source and (iv) the term "U.S. person" has the meaning set forth in Sections

                                                                           40.

         230.901 through .904 of Title 17 of the United States Code of Federal Regulations ("Regulation S").

2.       Duration

         The right to subscribe for and purchase shares of Warrant Stock represented by the Warrants shall commence Subject to Section 8 hereof on May 1, 1996 and shall expire December 31, 2000 at 5:00 P.M. US Eastern Time, provided, however, that if, on such expiration date, the Company is then required, pursuant to an effective request therefor, to effect, or is in the process of effecting, a registration under the Securities Act for an underwritten public offering in which shares of Warrant Stock are, pursuant to this Warrant, entitled to be included, or if the Company is in default of any obligations created by this Warrant, said right to subscribe for and purchase shares of Warrant Sock shall expire at 5:00 P.M., US Eastern Time, on the 30th day following the date on which such registration shall have become effective (but in no event longer than 180 days beyond the date this Warrant otherwise would have expired) or on the 30th day following the date all of such defaults have been cured, as the case may be.

3. Warrant Price; Method of Exercise; Payment; Issuance of New Warrant; Transfer and Exchange

         The exercise price will be fixed on March 29, 1996 whereby such exercise price shall be the equivalent of the average of the closing prices during the period from March 14 to March 29, 1996, but shall in any event not be higher than (i) 120% of the average of the closing prices of the Common during the period from December 19 to 29, 1995 or
         (ii) USD 4.75 per Common, whichever is lower (such price hereinafter called the "Warrant Price").

         The purchase right represented by this Warrant may be exercised at any time and from time to time prior to expiration subject to Section 8 hereof.

         In order to exercise the Warrants and receive certificates for Shares legally issuable on such exercise, the Holder shall deposit 2'000 Warrants or more with the Warrant Agent at its office in Lugano and accompanied by a written notice (which notice must contain a certification of non-U.S. beneficial ownership) signed by or on behalf of the Holder to the effect that such Holder elects to exercise the Warrants and payment of the Warrant Price (the "Warrant Consideration Amount"). As a further condition precedent to the exercise of the Warrants, the Holder must pay all stamp, issue, registration or other taxes and duties arising upon exercise in Switzerland or payable in any jurisdiction upon the issue or delivery of Shares, if any, to the exercising Holder or to the order of a person other than the exercising Holder.

         The date on which these conditions precedent to exercise as stated above have been verified and recognized by the Warrant Agent as being fulfilled in hereafter called the "Deposit Date". The Common Stock Warrant shall be treated as exercised at the close of business in New York on the Exercise Date. The "Exercise Date" for the Warrant means the business days in New York immediately following the Deposit Date. The "Exercise Date" for the Common Stock Warrant shall not be later than the Termination Date.

         The Company shall not be obligated to issue any fraction of a Share upon the exercise of any Warrant or make any payment for a fraction of a Share. If more than one Warrant shall be exercised at one time by the same Holder, the number of full Shares which shall be issuable upon

                                                                            41.

         exercise thereof shall be computed on the basis of the aggregate number of shares issuable upon the exercise of all the Warrants exercised by such Holder. Any Shares issued upon the exercise of the Common Stock Warrants shall be delivered in accordance with the instructions of the Holder.

         In the event of any exercise of the rights represented by this Warrant certificates for the shares of Warrant Stock so purchased shall be dated the date of such exercise and delivered to the Holder hereof within a reasonable time, not exceeding five Business Days after such exercise, and the Holder hereof shall be deemed for all purposes to be the Holder of the shares of Warrant Stock so purchased as of the date of such exercise.

         Neither this Warrant nor any Warrant Stock has been registered under the Securities Act. Accordingly, neither this Warrant nor any Warrant Stock is transferable except as permitted under various exemptions contained in the Securities Act, or upon satisfaction of the registration and prospectus delivery requirements of the Securities Act.

4.       Stock Fully Paid; Reservation of Shares

         The Company covenants and agrees that all shares of Warrant Stock which may be issued upon the exercise of this Warrant will, upon issuance, be fully paid and non-assessable and free from all taxes, liens and charges with respect to issuance. The Company further covenants and agrees that during the period within which this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of the issue upon exercise of the subscription rights evidenced by this Warrant a sufficient number of shares of Common Stock to provide for the exercise of this Warrant. If the Warrant Price is at any time less than the par value of the Warrant Stock or if the Warrant at any time is exercisable by its delivery alone and without payment of any additional consideration, the Company also covenants and agrees to cause to be taken such action (whether by decreasing the par value of the Warrant Stock, the conversion of the Warrant Stock from par value to no par value, or otherwise) as will permit the exercise of this Warrant without any additional payment by the Holder hereof (other than payment of the Warrant Price, if any, and applicable transfer taxes, if any), and the issuance of the Warrant Stock, which Warrant Stock, upon such issuance, will be fully paid and non-assessable.

         The Company shall not by any action including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking if all such actions as may be necessary or appropriate to protect the rights of the Holders hereof against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock, free and clear of any liens, claims, encumbrances and restrictions (other than as provided herein) upon the exercise of this Warrant, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

                                                                            42.


5.       Adjustment of Purchase Price and Number of Shares

         The number and kind of securities purchasable upon the exercise of this Warrant and the payment of the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events as follows:

         a) Recapitalization, Reorganization, Reclassification, Consolidation Merger or Sale

                  In case of any recapitalization or reorganization of the Company or any reclassification or change of outstanding Securities issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the surviving corporation and which does not result in any reclassification or change - other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination - of outstanding Securities issuable upon exercise of this Warrant), or in case of any sale or transfer to another corporation of the Property of the Company as an entirety or substantially as an entirety in connection with a liquidation or dissolution of the Company, the Company or such successor or purchasing corporation therefor, issue a new Warrant, providing that the Holder(s) of this Warrant shall have the right to exercise such new Warrant and procure upon such exercise  in lieu of each share of Warrant  Stock  theretofore issuable upon exercise of this Warrant the kind and the highest amount of shares of Stock, other securities, money and property receivable upon such recapitalization, reorganization, reclassification, change, consolidation, merger, sale or transfer by a Holder of one share of Common Stock issuable upon exercise of this Warrant had it been exercised immediately prior to such recapitalization, reorganization, reclassification, change, consolidation, merger sale or transfer. Such new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The provisions of this subsection (a) shall similarly apply to
                  successive         recapitalizations,         reorganizations,
                  reclassifications, changes, consolidations, mergers, sales and transfers.

         b)       Subdivision or Combination of Shares

                  If the Company, at any time while this Warrant is outstanding, shall subdivide or combine any class or classes of its Common,
                  (i) in case of subdivision of shares, the Warrant Price shall be proportionately reduced (as at the effective date of such subdivision of, if the Company shall take a record of Holders of its Common for the purpose of so subdividing, as at the applicable record date, whichever is earlier) to reflect the increase in the total number of shares of Common outstanding as a result of such subdivision, or (ii) in the case of a combination of shares, the Warrant Price shall be proportionately increased (as at the effective date of such combination, or, if the Company shall take a record of Holders of its Common for the purpose of so combining, as at the applicable record date, whichever is earlier) to reflect the reduction in the total number of shares of Common outstanding as a result of such combination.

                                                                            43.

         c)       Certain Dividends and Distributions

                  If the Company, at any time while this Warrant is outstanding, shall:

                  (ii)     Stock Dividends

                           Pay a dividend in, or make any other distribution of, shares of any class or classes of Common, the Warrant Price Shall be adjusted, as at the date the Company shall take a record of the holders of such class or classes of Common, for the purpose of receiving such dividend or other distribution (or if no such record is taken, as at the date of such payment or other distribution), to that price determined by multiplying the Warrant Price in effect immediately prior to such record date (or if no such record is taken, then immediately prior to such payment or other distribution), by a fraction (1) the numerator of which shall be the total number of shares of Common outstanding immediately prior to such dividend or distribution, and (2) the denominator of which shall be the total number of shares of Common outstanding immediately after such dividend or distribution (plus in the event that the Company paid cash for fractional shares, the number of additional shares which would have been outstanding had the Corporation issued fractional shares in connection with said dividends); or

                  (ii)     Liquidating Dividends, etc.

                           Make a distribution of its Property to the holders of its Common as a dividend in liquidation or partial liquidation or by way of return of capital other than as a dividend payable out of funds legally available for dividends under the laws of the State of Delaware, the Holder of this Warrant shall, upon exercise and payment of the Warrant Price, be entitled to receive, in addition to the number of shares of Warrant Stock receivable thereupon, and without payment of any additional consideration therefor, a sum equal to the amount of such Property as would have been payable to such Holder as owner of that number of shares of Warrant Stock of the receivable by exercise of this Warrant, had such Holder been the holder of record of such Warrant Stock on the record date for such distribution; and an appropriate provision therefor shall be made a part of any such distribution.

         d)       Issuance of Additional Shares of Common

                  If the Company, at any time while this Warrant is outstanding, shall issue any Additional Shares of Common (otherwise than as provided in the foregoing subsections (a) through (c) of this
                  Section 4), at a price per share less than the Warrant Price then in effect or less than (i) the Current Market Price then in effect is such issue is pursuant to a public offering, or
                  (ii) ninety five percent (95%) of the Current Market Price then in effect if such issue is pursuant to a private placement in excess of $ 3'500'000 in the aggregate, or without consideration, then the Warrant Price upon each such issuance shall be adjusted to that price determined by multiplying the Warrant Price by a fraction:

                                                                           44.

                  (A) If issued for a consideration per share less than (i) the Current Market Price then in effect if such issue is pursuant to a public offering, or (ii) ninety five percent (95%) of the Current Market Price then in effect if such issue is pursuant to a private placement in excess of $ 3'500'000 in the aggregate, or for no consideration:

                           1) the numerator of which shall be the number of shares of Common outstanding immediately prior to the issuance of such Additional Shares of Common plus the number of shares of Common which the aggregate consideration for the total number of such Additional Shares of Common so issued would purchase at
                                    (i) the Current Market Price then in effect if such issue is pursuant to a public offering, or (ii) ninety five percent (95%) of the Current Market Price then in effect if such issue is pursuant to a private placement in excess of $ 3'500'000 in the aggregate, and

                           2) the denominator of which shall be the number of shares of Common outstanding immediately after the issuance of such Additional Shares of Common.

                  (B) If issued for a consideration per share less than the Warrant Price or for no consideration:

                           1) the numerator of which shall be the number of shares of Common outstanding immediately prior to the issuance of such Additional Shares of Common plus the number of shares of Common which the aggregate consideration for the total number of such Additional Shares of Common so issued would purchase at the Warrant Price, and

                           2) the denominator of which shall be the number of shares of Common outstanding immediately after the issuance of such Additional Shares of Common.

                           If such Additional Shares of Common shall be issued at a price per share less than both the Warrant Price and the Current Market Price, the Warrant Price shall be adjusted in the manner provided in clauses (i) or
                           (ii) of this subsection (d) which will result in the greater reduction in the amount of the Warrant Price.

                           The provisions of this subsection (d) shall not apply under any of the circumstances for which an adjustment is provided in subsections (a), (b) or (c) of this Section 5. No adjustment of the Warrant Price shall be made under this subsection (d) upon the issuance of any Additional Shares of Common which are issued pursuant to any Common Stock Equivalent if upon the issuance of such Common Stock Equivalent (1) any adjustment shall have been made pursuant to subsection (e) of this Section 5 or (2) no adjustment was required pursuant to subsection (e) of this
                           Section 5.

                                                                            45.

                  e)       Issuance of Common Stock Equivalents

                           In case the Company shall at any time while this Warrant is outstanding, issue any Common Stock
                           Equivalent and the price per share for which Additional Shares of Common may be issuable thereafter pursuant to such Common Stock Equivalent shall be less than the Warrant Price then in effect on the date of issuance of such Common Stock Equivalent or less than (i) the Current Market Price then in effect if such issue is pursuant to a public offering, or (ii) ninety five percent (95%) of the Current Market Price then in effect if such issue is pursuant to a private placement in excess of $ 3'500'000 in the aggregate, or if, after any such issuance of Common Stock Equivalents, the price per share for which Additional Shares of Common may be issuable thereafter is amended (other than as a result of the operation of anti-dilution provisions of or relating to Common Stock Equivalents outstanding as of the date hereof pursuant to events or circumstances which would also result in an adjustment in the Warrant Price), and such price as so amended shall be less than the Warrant Price or the Current Market Price in effect at the time of such amendment, then the Warrant Price upon each such issuance or amendment shall be adjusted as provided in the first sentence of subsection (d) of this
                           Section 4 on the basis that (1) the maximum number of Additional Shares of Common issuable pursuant to all such Common Stock Equivalents shall be deemed to have been issued (whether or not such Common Stock Equivalents are actually then exercisable, convertible or exchangeable in whole or in part) as of the earlier of (A) the date on which the Company shall enter into a firm contract for the issuance of such Common Stock Equivalent, or (B) the date of actual issuance of such Common Stock Equivalent, and
                           (2) the aggregate consideration for such maximum number of Additional Shares of Common shall be deemed to be the minimum consideration received and receivable by the Company for the issuance of such Additional Shares of Common pursuant to such Common Stock Equivalent. No adjustment of the Warrant Price shall be made under this subsection (e) upon the issuance of any Convertible Security which is issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any adjustment shall previously have been made in the Warrant Price then in effect upon the issuance of such warrants or other rights pursuant to this subsection (e).

                  f) Other Provisions Applicable to Adjustments Under this Section A

                           The following  provisions  shall be applicable to the
                           making   of   adjustments   in  the   Warrant   Price
                           hereinbefore provided in this Section 5:

                           (i)      Computation of Consideration

                                    The  consideration  received  by the Company
                                    shall be deemed to be the following:  (a) to
                                    the  extent  that any  Additional  Shares of
                                    Common or any Common Stock Equivalents shall
                                    be  issued  for a  cash  consideration,  the
                                    consideration   received   by  the   Company
                                    therefor, or, (b) if such Additional Shares of Common or Common Stock Equivalents are offered by the Company for subscription, the subscription price, or, (c) if such

                                                                            46.

                                    Additional  Shares of Common or Common Stock
                                    Equivalents  are  sold  to  underwriters  or
                                    dealers  for  public   offering   without  a
                                    subscription  offering,  the initial  public
                                    offering  price,  in any such case excluding
                                    any amounts paid or  receivable  for accrued
                                    interest  or accrued  dividends  and without
                                    deduction  of any  compensation,  discounts,
                                    commissions, or expenses paid or incurred by
                                    the  Company for or in  connection  with the
                                    underwriting   thereof   or   otherwise   in
                                    connection  with the issue  thereof;  (d) to
                                    the extent that such issuance shall be for a
                                    consideration  other than cash, then, except
                                    as herein otherwise expressly provided,  the
                                    fair market value of such  consideration  at
                                    the time of such  issuance as  determined in
                                    good faith by the Board.  The  consideration
                                    for any Additional Shares of Common issuable
                                    pursuant  to any  Common  Stock  Equivalents
                                    shall be the  consideration  received by the
                                    Corporation  for issuing  such Common  Stock
                                    Equivalents,     plus     the     additional
                                    consideration  payable  to  the  Corporation
                                    upon the exercise, conversion or exchange of
                                    such Common  Stock  Equivalents.  In case of
                                    the  issuance at any time of any  Additional
                                    Shares of Common or Common Stock Equivalents
                                    in payment or  satisfaction  of any dividend
                                    upon any class of Stock  other than  Common,
                                    the  Corporation  shall  be  deemed  to have
                                    received  for  such  Additional   Shares  of
                                    Common  or  Common   Stock   Equivalents   a
                                    consideration  equal  to the  mount  of such
                                    dividend so paid or  satisfied.  In any case
                                    in which the consideration to be received or
                                    paid  shall be other  than  cash,  the Board
                                    shall  notify  the  Holder  of this  Warrant
                                    through    Banca   del   Gottardo   of   its
                                    determination  of the fair  market  value of
                                    such  consideration   prior  to  payment  or
                                    accepting receipt thereof.  If within thirty
                                    days  after  receipt  of  said  notice,  the
                                    Holders of Warrants exercisable for at least
                                    a majority  of Warrant  Stock then  unissued
                                    shall  notify  the Board in writing of their
                                    objection   to   such    determination,    a
                                    determination of fair market value of such consideration shall be made by arbitration in accordance with the Rules of the American Arbitration Association, by an arbitrator in the Borough of Manhattan, City of New York, State of New York.

                           (ii)     Readjustment of Warrant Price

                                    Upon the expiration of the right to convert,
                                    exchange  or  exercise   any  Common   Stock
                                    Equivalent the issuance of which effected an
                                    adjustment  in the  Warrant  Price,  if such
                                    Common Stock  Equivalent shall not have been
                                    converted,   exercised  or  exchanged,   the
                                    number of shares of Common  Stock  deemed to
                                    be issued and  outstanding  by reason of the
                                    fact   that   they   were    issuable   upon
                                    conversion, exchange or exercise of any such Common Stock Equivalent shall no longer be computed as set forth above, and the Warrant Price shall forthwith be readjusted and thereafter be the price which it would have been (but reflecting any other adjustments in the Warrant Price made pursuant to the provisions of this Section 5 after the issuance of such Common Stock Equivalent) had the adjustment of the Warrant Price been made in accordance with the issuance or sale of the number of Additional Shares of Common actually issued upon conversion, exchange or issuance of such Common Stock

                                                                            47.

                                    Equivalent and thereupon only the number of Additional Shares of Common actually so issued shall be deemed to have been issued and only the consideration actually received by the Company (computed as in clause (i) of this subsection (g)) shall be deemed to have been received by the Company.

                           (iii)    Treasury Shares

                                    The number of shares of Common at any time outstanding shall not include any shares thereof then directly or indirectly owned or held by or for the account of the Company or any of its Subsidiaries.

                  g)       Other Action Affecting Common

                           In case after the date hereof the Company shall take any action affecting its common, other than an action described in any of the foregoing subsections (a) through (f) of this Section 5, inclusive, and the failure to make any adjustment would not failure protect the purchase rights represented by this Warrant in accordance with the essential intent and principle of this Section 5, then the Warrant Price shall be adjusted in such manner and at such time as the Board may in good faith determine to be equitable in the circumstances.

                  h)       Adjustment of Number of Shares

                           Upon each adjustment in the Warrant Price pursuant to any provision of this Section 5, the number of shares of Warrant Stock purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying such number of shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter. If the Company shall be in default under any provision contained in the last sentence of Section 5 of this Warrant so that shares issued at the Warrant price adjusted in accordance with this Section 5 would not be validly issued, the adjustment of number of shares provided for in the foregoing sentence shall nonetheless be made and the Holder of this Warrant shall be entitled to purchase such greater number of shares at the lowest price at which such shares may then be validly issued under applicable law. Such exercise shall not constitute a waiver of any claim arising against the Company by reason of its default under Section 5 of this Warrant.

                           i) Notwithstanding anything in this Section 5 to the contrary, neither the number of shares of Warrant Stock purchasable hereunder nor the Warrant Price shall be adjusted with respect to any Common Stock Equivalents issued and outstanding as of the date of the issuance of this Warrant, or the issuance of any Securities upon exercise or conversion of any such Common Stock Equivalent, including, without limitation, any Securities issued from time to time pursuant to (i) the exercise of options outstanding as of the date of issuance of the Warrant and held by present or former directors, officers or employees of the Company, (ii) the

                                                                           48.

                           exercise of the Stock Purchase Warrant, dated July 31, 1992 (the "Prudential Warrant"), purchased by The Prudential Insurance Company of America ("Prudential"), (iii) the conversion features of that certain Amended and Restated 10% Convertible Subordinated Note Due 1999 issued to T.J. Berthel Investment L.P. (the "Berthel Securities"), (iv) the exercise of the Warrant dated August 11, 1994 (the "Nomura Warrant") issued to Nomura Holding Company, Inc. ("Nomura"), (v) the effect of any antidilution provisions contained in the Prudential Warrant, the Berthel Securities and the Nomura Warrant and (vi) the issuance of up to 150'000 stock options per calendar year pursuant to the Company's stock option or stock purchase plan.

         6.       Notice of Adjustments

                  Whenever the Warrant Price or number of Warrant Shares purchasable upon exercise of this Warrant shall be adjusted pursuant to Section 5 hereof, the Company shall deliver to Banca del Gottardo for certification to the Holder(s) of the Warrant a certificate (the "Adjustment Certificate") setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board made any determination hereunder), and the Warrant Price and number of Warrant Shares purchasable hereunder after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (by first class mail postage prepaid) to the Holder(s) of this Warrant promptly after each adjustment; provided, however, that in the event that any Holder disagrees with the calculations, amounts or other information with respect to the adjustments set forth in the Adjustment Certificate, such Holder shall within 10 Business Days after receipt of such Adjustment Certificate request that the Company cause the independent accounting firm then regularly engaged by it to audit its financial statements to propose and execute and promptly deliver to the Holder(s) a certificate with respect to each of the items set forth in the Adjustment Certificate. Such determination as to adjustments of the accounting firm shall be final and binding in the absence of manifest error.

         7.       Fractional Shares

                  No fractional shares of Warrant Stock will be issued in connection with any exercise hereof, but in lieu of such fractional shares, the Company shall cause the payment therefor equal in amount to the product of the applicable fraction multiplied by the Warrant Price then in effect.

         8.       Definitions

                  For the purposes of this Warrant, the following terms have the following meanings:

                  "Additional Shares of Common" shall mean all shares of Common issued by the Corporation after the date hereof except Warrant Stock.

                  "Board" shall mean the Board of Directors of the Corporation.

                                                                            49.

                  "Business Day" shall mean any day except a Saturday, a Sunday or a legal holiday in New York City.

                  "Closing Date" shall mean the date of the closing of the sale and delivery of the Notes.

                  "Commission" shall mean the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

                  "Common" shall mean the Common Stock and any capital stock of the Company of any class which shall be authorized at any time after the date of this Warrant and which shall have the right to participate in the distribution of earnings and assets of the Company without limitation as to amount.

                  "Common Stock Equivalent" shall mean any Convertible Security or warrant, option or other right to subscribe for or purchase any Additional Shares of Common or any Convertible Security.

                  "Company" shall mean Intellicall, Inc., a Delaware corporation, and its successors and assigns.

                  "Convertible Securities" shall mean evidences of Indebtedness, shares of Stock or other Securities which are or may be at any time convertible into or exchangeable for Additional Shares of Common. The term "Convertible Security" shall mean one of the Convertible Securities.

                  "Current Market Price" means with respect to any Trading Day the last sale price (regular way) of the Common on such day as reported on the New York Stock Exchange Consolidated Tape (as published in the Wall Street Journal), or, if such Common is not listed on the New York Stock Exchange, Inc. or reported on such Consolidated Tape, then the last sale price on such day on the principal domestic stock exchange on which such stock is then listed or admitted to trading, or, if no sale takes place on such day on such exchange, the average of the closing bid and asked prices on such day as officially quoted on such exchange, or, if such Common is not then listed or admitted to trading on any domestic stock exchange but is quoted in the National Market System ("NMS/NASDAQ") of the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ"), then the Current Market Price for each such Trading Day shall be the last sale price on such day as quoted by NMS/NASDAQ, or, if no sale takes place on such day or if such Common is neither listed or admitted to trading on any domestic stock exchange nor quoted on such National Market System, then the Current Market Price for each such Trading Day shall be the average of the reported closing bid and asked price quotations on such day in the over-the-counter market, as reported by NASDAQ, or, if not so reported, as furnished by the National Quotation Bureau, Inc., or, if such firm at the time is not engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business as selected by the Company, or if there is no such firm, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Company with the written approval of the Holders of Warrants execrable for a majority of the shares of Warrant Stock usable under then outstanding Warrants. If at any time such Common is not listed on any domestic exchange or quoted

                                                                           50.

                  in the domestic over-the-counter market, the Current Market Price shall be deemed to be an amount mutually agreed upon in writing between the Corporation and the Holder of this Warrant within fifteen days immediately following the date on which the Current Market Price is to be determined. If no agreement as to Current Market Price is determined as stated herein, (i) the Holder of this Warrant shall select an independent appraiser who shall determine the fair market value per share of the Common which shall be the Current Market Price, provided the Company shall agree to such Current Market Price. If the Company shall not agree to the Current Market Price as determined in the preceding sentence then (ii) the Company and Banca del Gottardo shall each select an independent appraiser who shall, independently of the other appraiser, determine the fair market value of the Common of the Company. If the value determined by the appraiser whose determination is the higher of the two appraisals does not exceed by more than ten percent (10%) the average of the values determined by each appraiser, then the Current Market Price shall be the average of the values determined by the two appraisers. If the value determined by the appraiser whose determination is the higher of the two appraisals does exceed by more than ten percent (10%) the average of the value determined by each appraiser, then the two appraisers shall select a third independent appraiser who shall, independently of the other appraisals, determine the fair market value of the Common. The value determined by the appraiser whose determination is the most discrepant from the average of the three appraisals shall be discarded, and the Current Market Price shall equal the average of the remaining two appraisals; except that in the event that the highest and lowest appraisals are equally discrepant from the average of the three appraisals, the Current Market Price shall be such average. The Company shall bear the expenses of all appraisals.

                  "Governmental Body" shall mean any federal, state, county, city, town, village, municipal or other governmental department, commission, board, bureau, agency, authority or instrumentality, domestic or foreign.

                  "Holders" shall mean the Persons who shall from time to time own of record any Warrant. The term "Holder" shall mean one of the Holders.

                  "Initiating Holders" shall mean the holder or holders of any of the Registrable Securities outstanding and entitled to registration rights under Section 8 hereof.

                  "Material Adverse Effect" means any change or changes or effect or effects that individually or in the aggregate are or are likely to be materially adverse to (i) the assets, business, operations, income, prospects or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole, (ii) the legality, validity or enforceability of the Warrants, and (iii) the ability of the Corporation to fulfill its obligations under the Warrants.

                  "Note Purchase Agreement" shall mean the Note and Warrant Purchase, Paying and Conversion/Warrant Agency Agreement, dated as of December 22, 1995, by and between the Company and Banca del Gottardo as such Agreement may hereafter from time to time be amended, modified or supplemented in accordance with the terms thereof.

                                                                            51.

                  "Notes" shall mean collectively the Subordinated Convertible Notes (each as defined in the Note Purchase Agreement).

                  "Person" shall mean and include an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof.

                  "Property" with respect to any Person, shall mean any interest in any kind of property or asset, whether real, personal or mixed, tangible or intangible, of such Person.

                  "Registrable Securities" shall mean (a) any Warrant Stock or other Securities issued or issuable upon exercise of any Warrants, and (b) any Securities issued or issuable with respect to any such Warrant Stock or other Securities by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, once issued such shares or securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such Securities shall have become effective under the Securities Act and such Securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Corporation and subsequent disposition of them shall not require registration or qualification of them under the Securities act or any similar state law then in force, (iv) they shall have cased to be outstanding or (v) the Company agrees to remove the legend restricting transferability in accordance with applicable law on the certificates evidencing such Securities.

                  "Registration Expenses" shall mean all expenses incident to the Company's performance of or compliance with Section 7, including, without limitation, all registration, filing and National Association of Securities Dealers fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, the reasonable fees and disbursements of not more than one firm of attorneys retained by the holders of the Registrable Securities being registered, premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Registrable Securities being registered and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any, provided that, in any case where Registration Expenses are not to be borne by the Company, such expenses shall not include salaries of Company personnel or general overhead expenses of the Company, auditing fees, premiums or other expenses relating to liability insurance required by underwriters of the Company or other expenses for the preparation of financial statements or other data normally prepared by the Corporation in the ordinary course of its business or which the Company would have incurred in any event.

                                                                            52.

                  "Securities" shall mean any debt or equity securities of the Company whether now or hereafter authorized, and any instrument convertible into or exchangeable for Securities or a Security. "Security" shall mean one of the Securities.

                  "Securities Act" shall mean as of any date the Securities Act of 1933, as amended, or any similar Federal statute then in effect.

                  "Stock" shall include any and all shares, interests or other equivalents (however designated) of, or participations in the capital stock of a corporation of any class.

                  "Subsidiary" shall mean, with respect to any Person, any corporation or other entity of which at least a majority of the outstanding Voting Stock is at the time directly or indirectly owned or controlled by such Person or by one or more of any entities directly or indirectly owned or controlled by such Person.

                  "Trading Day" shall mean any day on which equity securities are traded on any national securities exchange or on NASDAQ.

                  "Voting Stock", as applied to the Stock of any corporation, shall mean Stock of any class or classes (however designated) having ordinary voting power for the election of a majority of the members of the Board of Directors (or other governing body) of such corporation, other than Stock having such power only by reason of the happening of a contingency.

                  "Warrant Price" shall mean the price specified in the first paragraph of this Warrant and such other prices as shall result form the adjustments specified in Section 4 hereof.

                  "Warrant Stock" shall mean the Common Stock issuable upon exercise of any Warrant or Warrants.

                  "Warrants" shall mean the Warrants issued and sold pursuant to the Note Purchase Agreement, including, without limitation, this Warrant.

         9.       Amendment and Waiver; Assignees

                  Any term, covenant, agreement or condition in this Warrant may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Company and Banca del Gottardo; provided, however, that no such amendment or waiver shall reduce the number of shares of Warrant Stock issuable under the Warrants, increase the Warrant Price, shorten the period during which the Warrants may be exercised or modify any provision of this Section 10 without the consent of the Holders of all Warrants then outstanding.

         10.      Loss or Mutilation

                  Upon receipt by the Warrant Agent of evidence satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Warrant and (in the case of loss, theft or

                                                                           53.

                  destruction) of indemnity satisfactory to it, and (in the case of mutilation) upon surrender and cancellation thereof, the Warrant Agent shall execute and deliver in lieu thereof a new Warrant entitling the Holder to acquire without further consideration the same number of Shares upon the same terms as the Warrant so lost, stolen or destroyed or so surrendered and canceled. Any such substitute Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen or destroyed Warrant shall be at any time enforceable by anyone. Applicants for a substitute
                  Warrant shall also comply with such other reasonable regulations and pay such other reasonable charges as the Warrant Agent may prescribe.

         11.      Notices and Publications

                  All notices to the Holders shall be deemed to have been duly given if published in the Feuille Officielle Suisse du Commerce and in a daily newspaper in Lugano and Zurich.

         12.      Governing Law

                  The terms, conditions and form of the Warrants and the Warrant Agency Agreement shall be governed by and construed in accordance with Swiss law. The issuance of the Common Stock upon exercise of the Warrants shall be governed by and construed in accordance with the laws of the State of Delaware.

                  Any action or proceedings against the Company relating to the Warrants may be brought and enforced in the ordinary courts of the Canton of Ticino, venue being in the City of Lugano, or if such courts fail to grant jurisdiction in the ordinary courts of the Canton of Basle-City, venue being in the city of Basle, and the Company hereby irrevocably submits to the jurisdiction of such courts in respect of any such action or proceeding in either case, with the right to appeal, as provided by law, to the Swiss Federal Court in Lausanne, the judgment of which shall be final. Solely for that purpose, the Company hereby elects legal and special domicile at the principal office of Banca del Gottardo, Viale Stefano Franscini 8, 6901 Lugano, Switzerland. The Company covenants that so long as any Warrants are outstanding it will maintain an agent for service of process in Switzerland. The aforementioned jurisdiction shall also be valid for the cancellation and replacement of lost, stolen, defaced, mutilated or destroyed Warrants. Issuance of Common Stock to a Holder who has been identified as the legitimate Holder by a final judgment of a Swiss Court shall release the Company from its obligations under such Warrants.

                                                                            54.

                                     ANNEX F

                                FORM OF WARRANT
                                     (FACE)

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD OR DELIVERED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO, OR FOR THE BENEFIT OF, ANY U.S. PERSON (AS SUCH TERMS ARE DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT TO AN EFFECTIVE REGISTRATION STATEMENT, OR AN EXEMPTION FROM REGISTRATION UNDER SAID ACT.

                                    WARRANT

No.                                            Warrant to Purchase __________
                                               Shares of Common Stock
                                               (subject to adjustment)

                               INTELLICALL, INC.

              Incorporated Under the Laws of the State of Delaware


This Warrant entitles the holder hereof (the "Holder") to subscribe for and purchase, during the period specified in this Warrant, one share (subject to adjustment as hereinafter provided) of duly authorized, validly issued, fully paid and non-assessable Common Stock, par value $ 0.01 per share ("Common Stock") of INTELLICALL, INC., a Delaware corporation (the "Corporation"), at an initial exercise price per share as determined pursuant to Section 3 of the terms of the Warrants, subject, however, to the provisions and upon the terms and conditions hereinafter set forth (such exercise price, as form time to time adjusted in accordance with the terms hereof, being hereinafter called the "Warrant Price"). 2'000 Warrants or more are required for any exercise.

Reference is hereby made to the further provisions of this Warrant set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

IN WITNESS WHEREOF, INTELLICALL, INC. has caused this Warrant to be signed in its name by the facsimile signature of its Chief Executive Officer and President or one of its Vice Presidents.

Dated: December 29, 1995

                                            INTELLICALL, INC.


                                            By
                                               William 0. Hunt
                                               Chief Executive Officer
                                               and President

                                                                            55.


                                     ANNEX G
(to be typed on security paper)

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD OR DELIVERED, Directly OR INDIRECTLY, IN THE UNITED STATES OR TO, OR FOR THE BENEFIT OF, ANY U.S. PERSON (AS SUCH TERMS ARE DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT TO AN EFFECTIVE REGISTRATION STATEMENT, OR AN EXEMPTION FROM REGISTRATION UNDER SAID ACT.

                                 GLOBAL WARRANT

                               INTELLICALL, INC.

              Incorporated Under the Laws of the State of Delaware

This Global Warrant is a Global Warrant in respect of a duly authorized issue of 300'000 Warrants, each entitling the holder to subscribe for and purchase, during the period specified in this Warrant, 300'000 shares (subject to adjustment as hereinafter provided) of duly authorized, validly issued, fully paid and non-assessable Common Stock, par value $ 0.01 per share ("Common Stock") of INTELLICALL, INC., a Delaware corporation (the "Company"), at an initial exercise per share as determined pursuant to Section 3 of the terms of the Warrants, subject, however, to the provisions and upon the terms and conditions hereinafter set forth (such exercise price, as from time to time adjusted in accordance with the terms hereof; being hereinafter called the "Warrant Price"). 2'000 Warrants or more are required for any exercise.

The Warrants are issued pursuant to the Note and Warrant Purchase, Paying and Conversion/Exercise Agency Agreement dated as of December 22, 1995 between, the Company as issuer of the Warrants and Banca del Gottardo (the "Agreement").

The Global Warrant may be exchanged, as a whole or in part, for appropriate definitive Warrants, in bearer form, not earlier than 40 days after the later of the date on which the Warrants are first offered or the Payment Date. Such exchange shall be made upon certification that the beneficial owners of the Warrants are not United States persons or U.S. persons or are financial institutions (as defined in United States Treasury Regulation Section 1.165-12(c)(1)(v)) located outside the United States that are not United States persons and that the beneficial owners have not purchased such Warrants for resale during the Restricted Period and that the beneficial owners certify that they have not acquired the Warrants for purposes of resale directly or indirectly to a United States person or to a person within the United States. A beneficial owner of Notes must exchange its share of the Global Warrant for definitive Warrants before such Warrants may be transferred or shares may be delivered upon exercise of the Warrants in respect of the Warrants will be made.

For purposes hereof, (i) the term "Restricted Period" means the period beginning on the earlier of the first date that the Notes are offered or the date on which the Notes are issued (the "Payment Date") and ending on the date forty (40) days after the later of the date upon which the Notes and Warrants were first offered or the date of closing of this offering, (ii) the term "United States" means the United States of America

                                                                            56.

(including the States and the District of Columbia), its possessions, its territories and other areas subject to its jurisdiction, (iii) the term "United States person means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust the income of which is subject to United States federal income taxation regardless of its source and (iv) the term "U.S. person" has the meaning set forth in Sections 230.901 through .904 of Title 17 of the United States Code of Federal Regulations ("Regulation S"). Until so exchanged, this Global Warrant shall have the same rights and benefits as the definitive Warrants.

The Terms of the Warrants set forth in Annex E of the Agreement are hereby incorporated by reference herein mutatis mutandis and, except as otherwise provided herein, shall be binding on the Company and the holder hereof as if fully set forth herein. Except as otherwise provided herein, the Company shall meet all its obligations hereunder as and when provided in the Terms of the Warrants and shall be bound by all its covenants set forth herein.

This Global Warrant shall be governed by and construed in accordance with the laws of Switzerland.

IN WITNESS WHEREOF, the Company has caused this Global Warrant to be duly executed under its corporate seal as of December 29, 1995.

Dated:   December 29, 1995


                                                     INTELLICALL, INC.



                                                     By
                                                         William 0. Hunt
                                                         Chief Executive Officer
                                                         and President


This Global Warrant shall not become valid for any purpose until this Global Warrant has been authenticated by any two officers of Banca del Gottardo.

by:                                                  by:
    Authorized Officer                                    Authorized Officer

                                                                            57.

                                                                       ANNEX H

                          CONVERSION AGENCY AGREEMENT

This agreement is entered into effective as of December 29, 1995, between INTELLICALL, INC., a Delaware corporation with principal offices at 2155 Chenault, Suite 410, Carrollton, Texas 75006-5023, United States of America (the "Company") of the first part and BANCA DEL GOTTARDO, a Swiss corporation with principal offices at Viale Stefano Franscini 8, 6901 Lugano, Switzerland ("Banca del Gottardo") of the second part.


As authorized by its Board of Directors on December 20, 1995 and pursuant to a Note and Warrant Purchase, Paying and Conversion/Exercise Agency Agreement dated December 22, 1995 (the "Agreement"), the Company proposes to make an offer on the Swiss capital market for the sale of its convertible notes (the "Convertible Notes") and Warrants. The Convertible Notes will be convertible into freely transferable and non-restricted shares (the "Shares") of the Common Stock of the Company (the "Common Stock"), on the terms and conditions provided hereafter. The Board of Directors of the Company has approved this agreement as regards the conversion of the Notes and has authorized the conversion of the Convertible Notes into the Common Stock of the Company on the terms and conditions hereof

Article 1         Conversion Agent

                  1.1. The Company hereby appoints Banca del Gottardo, acting through its specified office in Switzerland, as sole Conversion Agent (the "Conversion Agent") for the conversion of Notes or coupons into Shares in accordance with the provisions for conversion set forth in Exhibit 1 hereto (the "Conversion Provisions") which constitutes an integral part of this agreement.

                  1.2. So long as any Notes are outstanding, the Company shall maintain a stock transfer agent (the "Stock Transfer Agent") or shall itself perform the functions required of such agent under this agreement.

                  1.3. The appointment of the Conversion Agent hereunder shall continue in effect until the conversion right in respect of the Convertible Notes shall have terminated. So long as Banca del Gottardo satisfactorily performs its obligations hereunder the Company shall not without the consent of Banca del Gottardo appoint any other Conversion Agent or pay any other bank any commission or remuneration for the conversion of the Convertible Notes or coupons.

Article 2         Commissions

                  2.1. In consideration for the services rendered by the Conversion Agent in connection with the conversion of the Convertible Notes and coupons, the Company undertakes to pay upon demand to the Conversion Agent in US Dollars a commission of 0.25 per cent of the principal amount of each Note converted, however at least USD 50.-- per conversion of a Convertible Note in a principal amount of USD 5'000.-- together with reasonable out-of-pocket expenses (e.g.,

                                                                           58.

                           telex, cable, postage, telephone, legal and insurance expenses, if any) incurred by the Conversion Agent in connection with its services hereunder.

                  2.2. Neither Banca del Gottardo nor the Noteholders shall have any obligation to pay to the Stock Transfer Agent any commission, fees, costs or charges in connection with the conversion of Convertible Notes or coupons and the making available of the respective Shares as provided hereafter.

Article 3         Indemnification

                  The Company will indemnify and hold harmless the Conversion Agent against any losses, liabilities, costs, claims, actions or demands which it may incur or which may be made against it as a result of or in connection with its appointment or the exercise of its powers and duties under this Agreement other than those based upon or arising out of the negligence of willful misconduct on the part of the Conversion Agent or any of its employees.

Article 4         Conversion of Convertible Notes and Coupons

                  Each Convertible Note and all unmatured coupons attached thereto, submitted for conversion to the Conversion Agent (a "Converted Note") shall be imprinted or stamped by the Conversion Agent with a legend to the effect that such Convertible Note or coupon has been converted. All Converted Notes and coupons shall be held by Banca del Gottardo for the account of the Company. Banca del Gottardo shall maintain a record of Convertible Notes and coupons converted.

Article 5         Notices

                  All notices required under this Agreement shall be deemed to have been duly given if sent by cable, telex or facsimile transmission (confirmed in writing, sent by registered airmail) to the following addresses:

                  If to the Company:

                  INTELLICALL, INC.
                  2155 Chenault, Suite 410
                  Carrollton, Texas 75006-5023

                  Attention:        Chief Financial Officer
                  Facsimile:        (214) 416-9454

                  If to the Conversion Agent:

                  BANCA DEL GOTTARDO
                  Viale Stefano Franscini 8
                  6901 Lugano, Switzerland

                                                                           59.

                  Attention:        New Issue Department
                  Telex:            841 052
                  Facsimile:        0114191 8081843

                  or to such other address as at the party receiving the notice shall have notified to the other party in writing. Such cable, telex or facsimile transmission notice shall be deemed to have been duly given at the time of dispatch. Any party receiving a notice by cable, telex or facsimile transmission will be protected by relying upon the cabled, telexed or transmitted notice even though such notice is not subsequently confirmed in writing.

Article 6         Governing Law

                    6.1. This agreement shall be governed by and construed in accordance with Swiss law, except as to matters regarding conversion of the Notes into Common Stock of the Company, which shall be governed by and construed in accordance with the laws of Delaware. Any action or proceedings against the Company relating to this agreement or the Convertible Notes or coupons may be brought and enforced in the ordinary courts of the Canton of Ticino, venue being in the City of Lugano, and the Company hereby irrevocably submits to such courts in respect of any such action or proceeding with the right to appeal, as provided by law, to the Swiss Federal Court in Lausanne, the judgment of which shall be final. Solely for that purpose and for the purpose of execution in Switzerland, the Company hereby elects legal and special domicile at the office of Banca del Gottardo, Viale Stefano Franscini 8, 6901 Lugano, Switzerland. Banca del Gottardo shall notify the Company promptly upon receipt of any notice by it in its capacity as the Company's agent for service of process.

                    6.2. The Conversion Agent shall also have the right to bring any legal action or proceeding hereunder against the Company in any state or federal court in the United States of America which may have jurisdiction.

Article 7         Counterparts

                  This agreement may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

                                                                            60.


                  IN WITNESS WHEREOF, the Company and Banca del Gottardo have caused this agreement to be signed and acknowledged by their officers authorized to do so, as of December 29, 1995.


                                                     INTELLICALL, INC.


                                                     By

                                                        BANCA DEL GOTTARDO


                                                     By

                                                                           61.


                              Exhibit 1 to ANNEX H


                             CONVERSION PROVISIONS


The following are the provisions for the conversion (the "Conversion Provisions") of the USD 7'500'000.- 8% Convertible Notes due December 31, 2000 of Intellicall, Inc., Carrollton, Texas (the "Company") into freely transferable and non-restricted shares of the common stock of the Company. Unless otherwise defined herein, the terms used herein have the meanings ascribed to them in the Note and Warrant Purchase, Paying and Conversion/Exercise Agency Agreement and the Conversion Agency Agreement (the "Agency Agreement") dated as of December 22, 1995 between the Company and Banca del Gottardo.



Article I

Conversion Right

     1.1. Subject to and upon compliance with these Conversion Provisions, the holder of any Note (a "Noteholder") will have the right at any time on and after May 1, 1996 up to the close of business of banks in Lugano on December 31, 2000, or, in case the Notes are called for redemption in accordance with Section 4 of the Terms of the Notes, then prior to the close of business of banks in Lugano on the earlier of December 31, 2000 and the fifth business day preceding the date fixed for redemption, but in no event thereafter, to convert ten Notes or more Notes into freely transferable and non-restricted (such non-restriction being subject to the effectiveness of a registration statement under the U.S. securities laws covering such common stock) shares of common stock which are duly registered under the 1933 Securities Act, with par value USD 0.01 per share (such presently authorized capital stock and any other stock into which such presently authorized common stock may hereafter be changed, the "Common Stock"), of the Company, calculated as to each conversion to the greatest number of full Shares, disregarding fractions, at the price of initially as determined pursuant to Section 3 of the terms of the Notes for each Share, such price being subject to adjustment in certain instances as provided in Article 2 hereafter (as so adjusted from time to time, the "Conversion Price"). Fractions of a share will not be issued on conversion; provided, however, that if a Noteholder at any one time delivers more than one Note for conversion, the number of Shares issued shall be calculated on the basis of the aggregate principal amount of the Notes so delivered. A cash adjustment shall be paid in respect of any fractional Share which would otherwise be issuable upon conversion of any Note in an amount in U.S. Dollars based upon the market price of the Common Stock on the last trading day prior to the date of conversion. Cash adjustments for fractional shares will not be made for amounts less than one U.S. Dollar.

     1.2. In order to exercise the right of conversion, a Noteholder shall (a) deliver the Note or Notes to be converted during normal business hours, accompanied by the conversion notice in the form obtainable from the Conversion Agent (the "Conversion Notice") to any Conversion Agent and (b) pay to the Conversion Agent any stamp or other taxes that may be payable in Switzerland on such conversion. Each Note delivered for conversion must be delivered with all unmatured

                                                                            62.


coupons attached and/or with an amount equal to the face value of any missing, unmatured coupons. Such missing, unmatured coupons shall be paid by Banca del Gottardo upon subsequent presentation thereof, provided they shall not have become barred pursuant to Section 11 of the Terms of the Notes.

     1.3. The Conversion Agent undertakes to:

         (a) make available to Noteholders the Conversion Notice in such form as may from time to time be agreed by the Company and the Conversion Agent;

         (b)      upon receipt of a Conversion Notice from a Noteholder:

                  (i) verify that (A) the Conversion Notice has been duly completed and signed by or on behalf of the Noteholder named therein, (B) the Conversion Notice is accompanied by all Notes to which it relates and all unmatured coupons appertaining to such Notes and/or an amount equal to the face value of any missing unmatured coupons and (C) the amount of any stamp or other taxes payable by the Noteholder has been paid; and

                  (ii)     endorse the Conversion Notice;

         (c) imprint or stamp all Notes submitted to it for conversion, and all unmatured coupons attached thereto, in accordance with
                  Article 4 of the Agency Agreement promptly upon satisfaction by the Noteholder of all conditions precedent to the conversion, and

         (d) dispatch within two business days after satisfaction by the Noteholder of all conditions precedent to the conversion to the relevant tax authorities, payment in respect of any stamp or other taxes payable on the conversion, in accordance with the laws of Switzerland.

     1.4. The Conversion Agent shall promptly, upon the later of the date of receipt of the Conversion Notice and the satisfaction of all other conditions precedent to the conversion stated above, endorse the Conversion Notice and notify the Company and the Stock Transfer Agent of the Company (at present Chemical Shareholder Services Group, 2323 Bryan Street, Suite 2300, Dallas, TX 75201), by facsimile, telex or cable of (a) the principal amount and serial numbers of the Notes deposited for conversion, (b) the number of Shares issuable upon conversion of such Notes and (c) the name and address of each person (the "Shareholder") to whom such Shares are to be issued. Such conversion shall become effective at the close of business on the date (the "Conversion Date") on which the Company shall have received at its principal executive offices, during normal business hours, from the Conversion Agent a telex or cable notification. If such facsimile, telex or cable notification is received after the close of business on such date, the Conversion Date will be the immediately following business day. At such Conversion Date the rights of the holder (other than the Company) of a Note shall cease and the Shareholder shall be deemed to have become the holder of such Shares.

     1.5. As soon as practicable on or after the Conversion Date, but in no event later than seven business days thereafter, the Company shall (a) cause the Shareholder to be registered as the owner of the Shares issued upon conversion of such Shareholder's Notes in the register of Shareholders of the

                                                                           63.

Company, (b) make available, or cause the Stock Transfer Agent to issue, a certificate or certificates for such Shares registered in the name of the Shareholder (together with any other securities, properties or cash deliverable at the Conversion Date) and (c) at the request of the Shareholder, cause the Stock Transfer Agent to forward, at the risk and expense and for account of such Shareholder, such certificate or certificates (together with any other securities, properties or cash deliverable upon conversion) to such person or persons at the address specified in the Conversion Notice, together with such assignments and other documents, if any, as may be required by law to effect the transfer thereof with full benefits under the laws of the applicable jurisdiction of the United States of America.

     1.6. The Company covenants that:

         (a) so long as any Notes are outstanding, it shall keep available authorized shares of Common Stock sufficient to permit all Notes outstanding and unconverted to be converted in accordance with these Conversion Provisions;

         (b) all shares of Common Stock delivered upon conversion of Notes as provided herein will be validly issued, fully-paid and non-assessable;

         (c) it shall file, on or before May 1, 1996, if required, any registration under the United States securities laws that may be required before the Shares can be delivered upon conversion of the Notes and freely marketed in the United States.

     1.7. Shares issued upon conversion and registered in the name of the Shareholder shall be freely transferable and non-restricted and shall be entitled to receive all dividends paid on such Common Stock on or after the Conversion Date, except for dividends payable to Shareholders registered as such as of a record date occurring prior to the Conversion Date. No payments shall be made upon conversion for interest accrued since the Coupon Due Date next preceding the Conversion Date.

     1.8. Notes may be presented for conversion only to an office of the Conversion Agent outside the United States. The Company and the Conversion Agent will deliver Common Stock or other consideration received upon conversion only to an account or address outside the United States.

Article 2

The  Conversion   Price  shall  be  subject  to  adjustments  in  the  following circumstances occurring after December 29, 1995:

     2.1. In case the Company shall hereafter (i) pay a dividend on its Common Stock in shares of its Common Stock or make a distribution in shares of its Common Stock with respect to its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock or (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, the Conversion Price in effect at the time of the record date for such dividend or of the effective date of such subdivision or combination shall be determined by multiplying the Conversion Price in effect immediately prior to such record date or effective date by a fraction, the numerator of which shall be the total number of outstanding shares of Common Stock immediately prior to such record date or effective date, and the

                                                                            64.

denominator of which shall be the total number of outstanding Common Stock immediately following such record date or effective date. Such adjustments made pursuant to this Section 2.1 shall be made successively whenever any event listed above shall occur.

     2.2. In case the Company shall fix a record date for the issuance of rights, options or warrants to all (but not less than all) holders of its outstanding Common Stock entitling them to subscribe for or purchase shares of Common Stock (or securities convertible into shares of Common Stock) at a price per share (or having a Conversion Price per share, if a security convertible into Common Stock) less than the Current Market Price per share of Common Stock (as defined in Section 2.4) on such record date, the Conversion Price to be in effect after such record date shall be determined by multiplying the Conversion Price in effect immediately prior to such record date by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so to be offered (or the aggregate initial Conversion Price of the convertible securities so to be offered) would purchase at such Current Market Price and of which the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock to be offered for subscription or purchase (or into which the convertible security so to be offered are initially convertible). In case such subscription or exercise price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined by the Board of Directors of the Company. Shares of Common Stock owned by or held for the account of the Company or any majority-owned subsidiary shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights or warrants are not so issued, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such record date had not been fixed.

     2.3. In case the Company shall fix a record date for the making of a distribution to all (but not less than all) holders of shares of Common Stock of evidences of its indebtedness or assets (other than cash dividends or cash distributions payable out of surplus legally available for dividends under the laws of the jurisdiction of incorporation of the Company, dividends or distributions payable in shares of Common Stock as described in Section 2.1, or rights, options or warrants or convertible securities containing the right to subscribe for or purchase shares of Common Stock (excluding those referred to in
Section 2.2)), the Conversion Price to be in effect after such record date shall be determined by multiplying the Conversion Price in effect immediately prior to such record date by a fraction, of which the numerator shall be the Current Market Price per share of Common Stock (as defined in Section 2.4) on such record date, less the fair market value per share (as determined by the Board of Directors of the Company, whose determination shall be conclusive, and described in a statement filed with Banca del Gottardo) of the portion of the assets or evidences of indebtedness so to be distributed, or of such rights, options, or warrants or convertible securities, applicable to one share of Common Stock, and of which the denominator shall be such Current Market Price per share of Common Stock. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such record date had not been fixed. If any such rights, options, or warrants or convertible securities shall by their terms provide for an increase or increases, with the passage of time, in the amount of additional consideration per share of Common Stock payable to the

                                                                            65.

Company upon the exercise or conversion thereof, the Conversion Price then in effect shall, forthwith upon any such increase becoming effective, be readjusted to reflect such increase.

     2.4. For the purpose of any computation under Sections 2.2 and 2.3, the "Current Market Price" means with respect to any Trading Day the last sale price (regular way) of the Common on such day as reported on the New York Stock Exchange Consolidated Tape (as published in the Wall Street Journal), or, if such Common Stock is not listed on the New York Stock Exchange, Inc. or reported on such Consolidated Tape, then the last sale price on such day on the principal domestic stock exchange on which such stock is then listed or admitted to trading, or, if no sale takes place on such day on such exchange, the average of the closing bid and asked prices on such day as officially quoted on such exchange, or, if such Common Stock is not then listed or admitted to trading on any domestic stock exchange but is quoted in the National Market System ("NMS/NASDAQ") of the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ"), then the Current Market Price for each such Trading Day shall be the last sale price on such day as quoted by NMS/NASDAQ, or, if no sale takes place on such day or if such Common Stock is neither listed or admitted to trading on any domestic stock exchange nor quoted on such National Market System, then the Current Market Price for each such Trading Day shall be the average of the reported closing bid and asked price quotations on such day in the over-the-counter market, as reported by NASDAQ, or, if not so reported, as furnished by the National Quotation Bureau, Inc., or, if such firm at the time is not engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business as selected by the Company, or if there is no such firm, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Company with the written approval of the Holders of Warrants exercisable for a majority of the shares of Warrant Stock issuable under then outstanding Warrants. If at any time such Common Stock is not listed on any domestic exchange or quoted in the domestic over-the-counter market, the Current Market Price shall be deemed to be an amount mutually agreed upon in writing between the Company and the Holder of this Warrant within fifteen days immediately following the date on which the Current Market Price is to be determined. If no agreement as to Current Market Price is determined as stated herein, (i) the Holder of this Warrant shall select an independent appraiser who shall determine the fair market value per share of the Common Stock which shall be the Current Market Price, provided the Company shall agree to such Current Market Price. If the Company shall not agree to the Current Market Price as determined in the preceding sentence then (ii) the Company and Banca del Gottardo shall each select an independent appraiser who shall, independently of the other appraiser, determine the fair market value of the Common Stock of the Company. If the value determined by the appraiser whose determination is the higher of the two appraisals does not exceed by more than ten percent (10%) the average of the values determined by each appraiser, then the Current Market Price shall be the average of the values determined by the two appraisers. If the value determined by the appraiser whose determination is the higher of the two appraisals does exceed by more than ten percent (10%) the average of the value determined by each appraiser, then the two appraisers shall select a third independent appraiser who shall, independently of the other appraisals, determine the fair market value of the Common Stock. The value determined by the appraiser whose determination is the most discrepant from the average of the three appraisals shall be discarded, and the Current Market Price shall equal the average of the remaining two appraisals; except that in the event that the highest and lowest appraisals are equally discrepant from the average of the three appraisals, the Current Market Price shall be such average. The Company shall bear the expenses of all appraisals.

                                                                           66.

     For the purpose of this Section 2.4, "trading day" shall mean a day on which the securities exchange or on NASDAQ specified for purposes of this
Section 2.4 shall be open for business or, if the shares of Common Stock shall not be listed on such exchange for such period, a day with respect to which quotations of the character referred to in the next preceding sentence shall be reported.

     2.5. In computing an adjustment in the Conversion Price pursuant to Sections 2.1 to 2.3 above, shares of Common Stock not outstanding at the time of such computation shall be deemed outstanding to the extent that the Conversion Price has been previously adjusted to reflect the issuance of such shares of Common Stock or rights, options or warrants to subscribe for or purchase such shares of Common Stock.

     2.6. Except as stated in Sections 2.1, 2.2 and 2.3 above, the Conversion Price (except at the Company's option) shall not be adjusted for the issuance of shares of Common Stock of the Company whether or not at less than the Current Market Price or the current Conversion Price, whether for cash or property.

     2.7. No adjustment shall be made to the Conversion Price unless such adjustment would result in any increase or decrease of at least USD 0.05 in the Conversion Price then in effect; provided, however, that any adjustments which by reason of this Section 2.7 are not required to be made will by carried forward and taken into account in any subsequent adjustment.

     2.8. All calculations under these Conversion Provisions shall be made to the nearest one U.S. cent, with 0.5 U.S. cent or more to be considered a full U.S. cent, or to the nearest one- hundredth of a share, as the case may be.

     2.9. Whenever the Conversion Price is adjusted as herein provided, the Company shall promptly send to Banca del Gottardo a certificate of the Company setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the date on which it becomes effective. The contents of any certificate required by this Section 2.9 may be transmitted by telex or cable, but shall be confirmed in writing as hereinbefore provided. Banca del Gottardo may rely upon such certificate (or such transmission by cable or telex, whether or not so confirmed) as conclusive evidence of the correctness of the adjustment referred to therein.

     2.10. Notwithstanding the foregoing, no adjustment shall be made to the extent that it would reduce the Conversion Price to less than the par value of the shares of Common Stock (USD .01 at the date hereof).

     2.11. Anything in this Article 2 to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such reductions in the Conversion Price in addition to those required by this Article as it, in its discretion, shall determine to be advisable.

     2.12. In any case in which this Article shall require that an adjustment be made retroactively immediately following a record date, the Company shall as promptly as practicable issue to the holder of any Note converted after such record date the shares of Common Stock and other common stock of the Company issuable on such conversion in excess of the shares of Common Stock and other common stock of the Company issuable on such conversion on the basis of the Conversion Price prior to such adjustment.

                                                                            67.


Article 3

     3.1. In the event that:

         (a) the Company shall authorize the issuance to all holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase any shares of Common Stock or any securities convertible into shares of Common Stock, or of any other subscription rights or warrants;

         (b) the Company shall authorize the distribution to all holders of shares of Common Stock of evidences of its indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends payable in Common Stock);

         (c) there shall be any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or there shall be the conveyance or transfer of all or substantially all of the properties and assets of the Company, or there shall be any reorganization or reclassification or change of outstanding Common Stock issuable upon the exercise of conversion rights hereunder (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination);

         (d) there shall be voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

         (e) the Company proposes to take any action (other than the actions of the type described in Section 2.1) which would require and adjustment of the Conversion Price pursuant to
                  Article 2;

then the Company shall, at least 10 days prior to the applicable record date, provide written notice of such event to Banca del Gottardo stating (x) the record date in the United States of America as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, warrants, or distributions are to be determined, or (y) the date in the United States of America on which such reorganization, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of record of the shares of Common Stock shall be entitled to vote upon, and, if approved, to exchange their shares of Common Stock for securities or other property, if any, deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding-up.

     3.2. If the event described in the notice given pursuant to Section 3.1. will result in an adjustment of the Conversion Price pursuant to Article 2, such notice shall also state the new Conversion Price unless the Conversion Price cannot be calculated at the time such notice is given.

     3.3. The failure to give or publish the notice required by this Article 3 or any defect therein shall not affect the legality or validity of the proceedings referred to in Section 3.1.

                                                                           68.

Article 4

So long as any of the Convertible Notes remain convertible, the Company shall not take any action which would result in an adjustment of the Conversion Price pursuant to Article 2 if, after giving effect thereto, the Conversion Price would be decreased to such an extent that the Shares could not be legally issued, under applicable law of the jurisdiction of incorporation of the Company then in effect, at such decreased Conversion Price as fully-paid and non-assessable Shares.

Article 5

The Conversion Agent shall not at any time be responsible to any Noteholder for determining whether any facts exist (a) which may require any adjustment of the Conversion Price, (b) with respect to the nature or extent of any such adjustment when made, (c) with respect to the method employed, or herein or in any supplemental agreement (if any) provided to be employed in making any such adjustment. The Conversion Agent makes no representation as to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities, property or cash, which may at any time be issued or delivered upon the conversion of any Convertible Note. The Conversion Agent shall not be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of stock or stock certificates or other securities or property upon the surrender of any Note for the purpose of conversion or to comply with any of the covenants of the Company contained in these Conversion Provisions.

Article 6

     6.1. In case of any consolidation of the Company with, or merger of the Company into, any other corporation (other than a consolidation or merger in which the Company is the continuing corporation), or in the case of any sale or transfer of all of the assets of the Company as an entirety or substantially as an entirety, the corporation formed by such consolidation or the corporation into which the Company shall have been merged or the corporation which shall have acquired such assets, as the case may be, shall execute with Banca del Gottardo a supplemental agreement which shall (a) provide that the holder of each Convertible Note then outstanding shall have the right to receive thereafter, during the period such Convertible Note shall be convertible as specified in Article 2, upon conversion of such Convertible Note, in lieu of each share of Common Stock deliverable on such conversion immediately prior to such event, only the kind and amount of shares and/or other securities and/or property and/or cash which are receivable, or which, but for the failure to distribute to holders of Common Stock all or substantially all of the consideration receivable on such sale or transfer of assets, would be receivable upon such consolidation, merger, sale or transfer by a holder of one share of Common Stock of the Company and (b) set forth the Conversion Price for the shares and/or other securities and/or property and/or cash so issuable, which shall be an amount equal to the Conversion Price per share of Common Stock of the Company immediately prior to such event.

     6.2. In case of any reclassification or change of the shares of Common Stock issuable upon conversion of the Notes (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination) or in case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which the holders of the shares of Common Stock thereafter receive shares, other securities, property, cash or any combination thereof for such shares of Common Stock (including for this purpose shares reflecting

                                                                            69.

a change in par value or from par value to no par value or as a result of a subdivision or combination of the shares of Common Stock), the Company shall execute with Banca del Gottardo a supplemental agreement which shall (a) provide that the holder of each Convertible Note then outstanding shall receive, upon conversion thereof, in lieu of each share of Common Stock of the Company deliverable upon such conversion immediately prior to such event, the kind and amount of shares and/or other securities and/or property and/or cash receivable upon such reclassification, change, consolidation or merger by a holder of one share of Common Stock, and (b) set forth the Conversion Price for the shares and/or other securities and/or property and/or cash so issuable, which shall be an amount equal to the Conversion Price per share of Common Stock immediately prior to such event.

     6.3. If, as a result of Section 6.1 or Section 6.2, the holder of any Convertible Note thereafter surrendered for conversion shall become entitled to receive shares of two or more classes of common stock of the Company, the Board of Directors (whose determination shall be conclusive) shall determine the allocation of the Conversion Price between or among shares of such classes of capital stock. Any supplemental agreement executed pursuant to Sections 6.1 and
6.2 shall provide for adjustments which shall be as nearly equivalent as practicable to the adjustments provided for herein, and, where appropriate, state the Conversion Price in terms of one full share of Common Stock or one full share of common stock of any successor or purchasing corporation. The terms of this Article 6 also shall apply to successive consolidations, merger, sales or transfers. In the event that at any time as a result of an adjustment made pursuant to this Article 6 the holder of any Note thereafter surrendered for conversion shall become entitled to receive any shares or securities other than shares of Common Stock, thereafter the prices or price of such other shares or other securities so receivable on conversion of any Convertible Note shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in Article 2, and the provisions of Article 2 with respect to the Common Stock shall apply on like terms to any such other shares.

     6.4.  The   Conversion   Agent  shall  have  no   responsibility   for  any
consolidation, merger, sale or transfer, the form or substance or any plan relating thereto or the consequences thereof to any Noteholder.

     The Conversion Agent shall have no responsibility to determine the correctness of any provision contained in any supplemental agreement relating either to the kind or amount of shares of stock or securities or property receivable by Noteholders upon the conversion of their Convertible Notes after any such consolidation, merger, sale or transfer, or to any adjustment made with respect thereto. The Conversion Agent may, at its option, receive an opinion of counsel for the Company as conclusive evidence that any such supplemental agreement complies with the provisions of this Article.

Article 7


Conversion Agent;


BANCA DEL GOTTARDO
Viale Stefano Franscini 8, 6901 Lugano

                                                                           70.


                                     ANNEX I







                               INTELLICALL, INC.


                                      AND


                               BANCA DEL GOTTARDO


                               as Standing Agent





                            WARRANT AGENCY AGREEMENT




                         Dated as of December 29, 1995

                                                                           71.


WARRANT AGENCY AGREEMENT dated as of December 29, 1995 between INTELLICALL, INC., a Delaware corporation (the "Company"), and Banca del Gottardo of Lugano, Switzerland, as Warrant Agent (the "Warrant Agent") and as Standing Agent (the "Standing Agent").

                                  WITNESSETH:

WHEREAS, the Company proposed to issue Warrants, as hereinafter described (the "Warrants") (the certificate representing the Warrants being referred to herein as the "Warrant Certificate"), in connection with the sale by the Company to issue USD 7'500'000. -- principal amount of 8% subordinated Convertible Notes due December 31, 2000 (the "Notes"), one warrant entitling to acquire against consideration initially one share of Common Stock par value of USD 0.01 per Share of the Company (the "Common Stock").

WHEREAS, the Board of Directors of the Company has duly authorized the issuance of the Warrants and the shares issuable upon exercise thereof;

WHEREAS, the Company desires to provide for the issuance of the Warrants and to provide herein for certain terms and provisions of the Warrants more fully then is set forth in the Warrants Certificate; and

WHEREAS, the Company desires the Standing Agent and the Warrants Agent to act on behalf of the Company, and the Standing Agent and the Warrant Agent are willing so to act, in connection with the issuance of Warrants and other matters as provided herein;

NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth and for the purpose of defining the terms and provisions of the Warrants and the Warrant Certificate and the respective rights and obligations thereunder of the Company, the holders of the Warrants and the Standing Agent and Warrant Agent, the parties hereto agree as follows:

                                   SECTION 1


Definitions

In addition to the definitions set forth elsewhere herein, as used herein:

"Deposit Date" shall have the meaning assigned to it in the Terms of Warrants, as appropriate.

"Holder" shall mean the person depositing the Warrant Certificate with the Warrant Certificate with the Warrant Agent or Sub-Warrant Agent pursuant to
Section 4.

"Termination Date" shall mean 12.00 Noon, Lugano Time, December 31, 2000.

"Terms of Warrants" shall refer to Annex E of the Note/Warrant, Purchase, Paying and Conversion/Warrant Agency Agreement dated December 22, 1995 made by and between the Company and Banca del Gottardo.

                                                                            72.

                                   SECTION 2

Appointment of Standing Agent and Warrant Agent

The Company hereby appoints the Standing Agent and the Warrant Agent to act as agents for the Company in accordance with the instructions set forth hereinafter in this Agreement, and the Standing Agent and Warrants Agent hereby accept such appointments, upon the terms and conditions hereinafter set forth.

                                   SECTION 3


Number, Form and Execution of Warrant Certificates

The number of Warrant Certificates is limited in each case to 300'000. The Warrant Certificate shall be in bearer form substantially in the forms annexed hereto as Exhibit 1 (the provisions of which are hereby incorporated herein) and may have such letters, numbers or other marks of identification or designation, and such legends, summaries or endorsements, printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto.

The Warrant Certificate shall be signed on behalf of the Company by its President or a Vice President and by its Secretary or an Assistant Secretary. Each such signature upon the Warrant Certificate may be in the form of a facsimile signature of the President, Vice President, Secretary or Assistant
Secretary and may be imprinted or otherwise reproduced on the Warrant Certificate. The Company, the Standing Agent and the Warrant Agent may deem and treat the Holder(s) of the Warrants as the absolute owner(s) thereof
(notwithstanding any notation of ownership or other writing thereon made by anyone), for the purpose of any exercise thereof, any distribution to the Holder(s) thereof, and for all other purpose, and neither the Company, the Standing Agent nor the Warrant Agent shall be affected by any notice to the contrary.

                                   SECTION 4

Exercise; No Fractional Shares

(a) The provisions of Sections 5 and 7 of the Terms of the Warrants are incorporated herein.

(b) On the Deposit Date, the Warrant Agent shall give notice of the individual exercise of the Warrants (the "Exercise Notice") to the Standing Agent.

(c) Upon surrender of a Warrant Certificate, and payment of the Exercise Price, the Standing Agent shall thereupon (i) promptly requisition, from the transfer agent of the Common Stock of the Company, one or more certificates for the number of shares to be purchased, and (ii) promptly after receipt of such certificate or certificates for shares, cause the same to be delivered in accordance with the instructions of the Holder of such Warrant Certificate together with a check in payment for any fraction of a share. The Company irrevocably authorizes the Standing Agent to make all such requests for shares and the transfer agent or transfer agents for the Common Stock of the Company to comply with all such requests.

                                                                            73.

                                   SECTION 5


Authorization; Reservation of Shares; Listing; Reports to Warrantholders, etc.


The provisions of Section 8 of the Terms of Warrants are incorporated herein.

                                   SECTION 6


Loss or Mutilation

The provisions of Section II of the Terms of Warrants are incorporated herein.

                                   SECTION 7


Adjustment of Exercise Price and Number of Share Deliverable

The provisions of Section 5 of the Terms of Warrants are incorporated herein.

                                   SECTION 8

Concerning the Standing Agent and the Warrant Agent

1. The Standing Agent and the Warrant Agent act hereunder solely as agents for the Company and their duties shall be determined solely by the provisions hereof. The Standing Agent and the Warrant Agent shall not, by delivering the Warrant Certificate or by any other act hereunder, be deemed to make any representations as to the validity of this Warrant Agency Agreement (except its valid execution) or the validity or value or authorization of the Warrant Certificate or Warrants represented thereby or of any shares or other property delivered upon exercise of any Warrants or whether any such shares or other shares are fully paid and non- assessable. The Standing Agent and the Warrant Agent shall not at any time be under any duty or responsibility to any Holder of the Warrants to make or cause to be made any adjustment of the Exercise Price or any adjustment to the number of shares of Common Stock issuable upon exercise of the Warrants provided in this Agreement, or to determine whether any fact exists which may require any such adjustment, or with respect to the nature or extent of any such adjustment, when made, or with respect to the method employed in making the same. They shall not (i) be liable for the correctness of any recital or statement of fact contained herein or in the Warrant Certificate or for any action taken, suffered, or omitted by them in reliance on any Warrant Certificate or other document or instrument believed by them in good faith to be genuine and to have been signed, sent or presented by the proper party or parties, (ii) be responsible for any failure on the part of the Company to comply with any of its covenants and obligations contained in this Agreement or in the Warrant Certificate, or (iii) be liable for any act or omission in connection with this Agreement except for their own negligence or willful misconduct.

                                                                            74.

2. The Standing Agent or the Warrant Agent may at any time consult with counsel satisfactory to them (who may be counsel to the Company) and shall incur no liability or responsibility to the Company or to any Holder of any Warrant or any other person or corporation for any action taken, suffered or omitted by them in good faith in accordance with the opinion or advice of such counsel.

3. Any notice, statement, instruction, request, direction, order, election or demand of the Company shall be sufficiently evidenced by an instrument signed by its President, any of its Vice Presidents, its Secretary, any of its Assistant Secretaries or its Treasurer (unless other evidence in respect thereof is herein specifically prescribed). The Standing Agent or the Warrant Agent shall not be liable for any action taken, suffered or omitted by them in accordance with such notice, statement, instruction, request, direction, order or demand believed b the Standing Agent or Warrant Agent to be genuine and to have been signed, sent or presented by the proper party or parties.

4. The Company agrees to pay the Standing Agent and the Warrant Agent reasonable compensation for its services hereunder and to reimburse it for all expenses (e.g. telex, cable, postage, telephone, etc.), including counsel fees, taxes and governmental charges and other charges of any kind and nature, incurred by the Standing Agent and the Warrant Agent. In consideration for the services rendered by the Warrant Agent, the Company undertakes to pay upon demand to the Warrant Agent in USD a commission which is USD -.10 for each Common Stock Warrant exercised.

5. The Company further agrees to indemnify the Standing Agent or the Warrant Agent and save them harmless against any and all losses, expenses and liabilities, including judgments, costs and counsel fees, for any thing done or omitted by the Standing Agent or Warrant Agent in the execution of their duties and powers hereunder, except losses, expenses and liabilities arising as a result of the Standing Agent's or the Warrant Agent's negligence or willful misconduct. The Company will not be liable for any Swiss taxes that may be payable for or in respect of the deposit or surrender of the Warrants, or the issue and delivery of shares or the surrender of the Warrants.

6. Neither Banca del Gottardo nor the Warrantholders shall have any obligation to pay to the Standing Agent and Stock Transfer Agent any commission, fees, costs or charges in connection with the exercise of Warrants and the making available of the respective Shares as provided hereafter.

7. The Standing Agent or the Warrant Agent may resign its duties and be discharged from all further duties and liabilities hereunder (except liabilities arising as a result of the Standing Agent's own negligence or willful misconduct), after giving thirty days' prior written notice to the Company. At least fifteen days prior to the date such resignation is to become effective, the Standing Agent or the Warrant Agent shall cause a copy of such notice of resignation to be published in the manner set forth in Section 10. Upon such resignation, the Company shall appoint in writing a new Standing Agent or Warrant Agent and if the Company shall fail to make such appointment within a period of thirty days after it has notified in writing of such resignation by the resigning Standing Agent or Warrant Agent, then the Holders of any Warrant may apply to any court of competent jurisdiction for the appointment of such successor Standing Agent or Warrant Agent and if such successor Standing Agent or the Warrant Agent shall be carried out by the Company pending such appointment.

                                                                            75.


     After acceptance in writing of such appointment by the successor Standing Agent or Warrant Agent is received by the Company, such successor Standing Agent or Warrant Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the Standing Agent or the Warrant Agent, without any further assurance, conveyance, act or deed. Not later than the effective date of any such appointment the Company shall file notice thereof with the resigning Standing Agent or Warrant Agent and shall cause a copy of such notice to be published in the manner set forth in Section
10. Any corporation into which the Standing Agent or the Warrant Agent or any successor Standing Agent or Warrant Agent may be converted or merged or any corporation resulting from any consolidation succeeding to the corporate trust business of the Standing Agent or the Warrant Agent, shall be a successor Standing Agent or Warrant Agent under this Agreement without any further act. Any such successor Standing Agent or Warrant Agent shall promptly cause notice of its succession as Standing Agent or Warrant Agent to be mailed to the Company and notice published in the manner set forth in Section 10.

     The Warrant Agent, its subsidiaries and affiliates, and any of its officers, directors, stockholders, or employees may buy and hold or sell Warrants or other securities of the Company and otherwise deal with the Company in the same manner and to the same extent and with like effect as though it were not Warrant Agent. Nothing herein shall preclude the Standing Agent or the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

                                   SECTION 9

Modification of Agreement

The Standing Agent, the Warrant Agent and the Company may, by supplemental agreement, make any changes or corrections in this Agreement that they shall deem appropriate to cure any ambiguity or to correct any defective or inconsistent provisions or manifest mistake or error herein contained.

                                   SECTION 10

Notices

The provisions of Section 12 of the Terms of Warrants are incorporated herein.

                                   SECTION 11

Governing Law

The provisions of Section 13 of the Terms of Warrants are incorporated herein.

                                   SECTION 12

Persons Benefiting

This Agreement shall be binding upon and inure to the benefit of the Company, the Standing Agent, the Warrant Agent and their respective successor and assigns, and, to the extent that the provisions hereof are incorporated in the Warrants by the terms thereof, shall be binding upon and shall inure to the benefit of

                                                                            76.

the Holders form time to time of the Warrants, and their respective successor and assigns. Nothing in this Agreement is intended or shall be construed to confer upon any other person or corporation any legal or equitable, remedy, or claim or to impose upon any other persons any duty, liability or obligation.

                                   SECTION 13

Notices

All notices required under this Agreement shall be deemed to have been duly given if sent by cable, telex or facsimile transmission (confirmed in writing, sent by registered airmail) to the following addresses:

If to the Company:

INTELLICALL, INC.
2155 Chenault, Suite 410
Carrollton, Texas 75006-5023, U.S.A.

Attention:        Chief Financial Officer
Facsimile:        (214) 416 9454

If to the Warrant Agent and to the Standing Agent:

BANCA DEL GOTTARDO
Viale Stefano Franscini 8
6901 Lugano, Switzerland

Attention:        New Issue Department
Telex:            841 052
Facsimile:        0114191 8081843


or to such other address as at the party receiving the notice shall nave notified to the other party in writing. Such cable, telex or facsimile transmission notice shall be deemed to have been duly given at the time of dispatch. Any party receiving a notice by cable, telex or facsimile transmission will be protected by relying upon the cabled, telexed or transmitted notice even though such notice is not subsequently confirmed in writing.

                                   SECTION 14


Descriptive Headings

The descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

                                                                           77.

                                   SECTION 15

Termination

This Agreement shall terminate on the Termination Date of Warrants, subject to completion of actions taken on or prior thereto pursuant to this Agreement, or on any earlier date if all the Warrants have been exercised.


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                                            INTELLICALL, INC.


                                            By

                                                     Its


                                            BANCA DEL GOTTARDO
                                            As Warrant Agent and Standing Agent


                                            By

                                                     Its

                                                                           78.


                              Exhibit 1 to ANNEX I


                       COMMON STOCK WARRANT EXERCISE FORM
       FOR THE EXERCISE OF WARRANTS ISSUED BY INTELLICALL, INC. EXPIRING
                               DECEMBER 31, 2000


To:
    (Warrant Agent)

The undersigned, the holder of Warrants

(please list serial numbers):


(A) hereby irrevocably elects to exercise the above-mentioned Warrant(s) in accordance with the terms thereof and agrees to accept shares of common stock of the Company on the terms of the Warrant Agency Agreement dated as of December 29, 1995 (the "Warrant Agreement") duly executed and delivered by the Company, and Banca del Gottardo, as Warrant Agent (the "Warrant Agent") and as Standing Agent (the "Standing Agent");

(B) requests that a certificate or certificates for shares be issued in the name(s) of and sent to the following address:

         Address




_______________, 19



                                            Name:
                                            Title:

                                                                            79.


                              Exhibit 2 to ANNEX I

                               BANCA DEL GOTTARDO


Facsimile Transmission

To:      [                          ]

Attn:

Exercise of INTELLICALL, INC. Common Stock Warrants

Ladies and Gentlemen:

We kindly ask you to take note and to execute the following exercise of Common Stock Warrants:

Exercise number

a)       number of Common Stock Warrants:

b)       equal number of shares:

c)       shares to be registered in the name of:

d)       shares to be sent to:

e)       amounts, if any, to be sent to:


The  transfer  of  USD  [  ]  will  be  effected   according  to  your  standing
instructions. Please confirm receipt of this fax by return fax.

Thanks and regards,


BANCA DEL GOTTARDO

                                                                           80.


                                     ANNEX J

                 CERTIFICATION OF NON-U.S. BENEFICIAL OWNERSHIP

                               INTELLICALL, INC.
                   8% CONVERTIBLE NOTES DUE DECEMBER 31,2000


The undersigned certifies that as to the portion of the Global Note (i) hereby presented for exchange into definitive Notes, or (ii) hereby presented for conversion into Common Stock the beneficial owners of the Notes (a) are not either United States persons or U.S. persons or (b) are financial institutions (within the meaning of United States Treasury Regulation Section 1.165-
12(c)(1)(v)) located outside the United States that are not United States persons and that have purchased such Notes for purposes of resale during the Restricted Period. Financial institutions that have purchased the Notes for purposes of resale during the Restricted Period also hereby certify that they have not acquired the Notes for purposes of resale directly or indirectly to a United States person or U.S. person or to a person within the United States. The undersigned certifies further that it is (i) the beneficial owner of the portion of the Global Note tendered for exchange or (ii) a financial institution (within the meaning of United States Treasury Regulation Section 1. 165-12(c)(1)(v)) through which the beneficial owner directly or indirectly holds the portion of the Global Note tendered.

For purposes of this certification, (i) the term "Restricted Period" means the period beginning on the earlier of the first date that the Notes are offered or the date on which the Notes are issued (the "Payment Date") and ending forty
(40) days after the later of the date upon which the Notes were first offered or the date of closing of the offering, (ii) the term "United States" means the United States of America (including the States and the District of Columbia), its possessions, its territories and other areas subject to its jurisdiction,
(iii) the term "United States person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust the income of which is subject to United States federal income taxation regardless of its source and (iv) the term "U.S. person" has the meaning set forth in Sections 230.901 through .904 of Title 17 of the United States Code of Federal Regulations ("Regulation S").



                                            Beneficial Owner or
                                            Financial Institution
                                            Name:
                                            Address:

                                                                           81.


                                    ANNEX J-2

                 CERTIFICATION OF NON-U.S. BENEFICIAL OWNERSHIP


                               INTELLICALL, INC.
                      WARRANTS EXPIRING DECEMBER 31, 2000


The undersigned certifies that as to the portion of the Global Warrant (i) hereby presented for exchange into definitive Warrants, or (ii) presented for exercise into Common Stock the beneficial owners of the Warrants (a) are not either United States persons or U.S. persons or (b) are financial institutions (within the meaning of United States Treasury Regulation Section 1.165-12(c)(1)(v)) located outside the United States that are not United States persons and that have purchased such Warrants for purposes of resale during the Restricted Period. Financial institutions that have purchased the Warrants for purposes of resale during the Restricted Period also hereby certify that they have not acquired the Warrants for purposes of resale directly or indirectly to a United States person or U.S. person or to a person within the United States. The undersigned certifies further that it is (i) the beneficial owner of the portion of the Global Warrant tendered for exchange or (ii) a financial institution (within the meaning of United States Treasury Regulation Section 1.165-12(c)(1)(v)) through which the beneficial owner directly or indirectly holds the portion of the Global Warrant tendered.

For purposes of this certification, (i) the term "Restricted Period" means the period beginning on the earlier of the first date that the Warrants are offered or the date on which the Warrants are issued (the "Payment Date") and ending forty (40) days after the later of the date upon which the Notes were first offered or the date of closing of the offering, (ii) the term "United States" means the United States of America (including the States and the District of Columbia), its possessions, its territories and other areas subject to its jurisdiction, (iii) the term "United States person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust the income of which is subject to United States federal income taxation regardless of its source and (iv) the term "U.S. person" has the meaning set forth in Sections 230.901 through .904 of Title 17 of the United States Code of Federal Regulations ("Regulation S").



                                                     Beneficial Owner or
                                                     Financial Institution
                                     Name:
                                    Address:

                                                                            82.


                                     ANNEX K

Dated:   December 29, 1995

To:      Banca del Gottardo
         Viale Stefano Franscini 8
         CH-6901 Lugano/Switzerland

Re:      Intellicall, Inc. (the "Company")
         USD 7'500'000.-- 8% Convertible Notes of 1995
         Due December 31, 2000 (the "Notes")
         and Warrants of 1995 expiring December 31, 2000
         (the "Warrants")



                  "Certificate of No Material Adverse Change"


Pursuant to the Note and Warrant Purchase, Paying and Conversion/Exercise Agency Agreement dated December 22, 1995 (the "Agreement") between the Company and Banca del Gottardo covering the issue of the Notes and Warrants by the Company.

I, William 0. Hunt, being President of the Company HEREBY CERTIFY on behalf of the Company that except as set forth in the Information Memorandum as to the date hereof.

          a) there has been no material adverse change in the financial condition of the Company and its consolidated affiliates taken as a whole since September 30, 1995, and

          b) no event has occurred rendering untrue or incorrect any of the warranties set forth in Article V of the Agreement to a material extent, and

          c) no event has occurred which constitutes or which with the giving of notice or lapse of time would constitute one of the events referred to in
     Section 10 of the Terms of the Notes.

                                            Yours truly,
                                            Intellicall, Inc.



                                            William 0. Hunt
                                            President

                                                                            83.


                                     ANNEX L

(Specimen Signature Form)


                               INTELLICALL, INC.
                           Carrollton, Texas, U.S.A.



                 US Dollars 7'500'000.-- 8 per cent US Dollars
                               Convertible Notes
                             Due December 31, 2000
                                      and
                                    Warrants
                           expiring December 31, 2000



The specimen signature of Mr. William 0. Hunt, the President to be used for the printing of the above-captioned Notes and coupons and Warrants is as follows:

















December 29, 1995

                                                                           84.


                                     ANNEX M

                           LIMITED WAIVER AND CONSENT


     THIS LIMITED WAIVER AND CONSENT (this "Waiver") is made as of December 29, 1995 by and between Intellicall, Inc., a Delaware corporation (together with its successors, assigns and transferees, the "Company"), and Nomura Holding America Inc., a Delaware corporation (together with its successors, assigns and transferees, the "Purchaser"). Capitalized terms used herein without definition shall have the respective meanings ascribed to them in that certain Note Purchase Agreement, dated as of August 11, 1994, by and between the Company and the Purchaser, as amended (as heretofore amended, the "Purchase Agreement").

                                    RECITALS


A. Pursuant to the Purchase Agreement, the Purchaser purchased certain secured promissory notes of the Company, consisting of its Variable Rate Senior Bridge Notes Due 1996, Series A, in an aggregate principal amount not to exceed US$ 16'000'000 at any one time outstanding and its 12.5% Senior Bridge Notes Due 1996, Series B, in the aggregate principal amount of US$ 8'000'000 (collectively, the "Notes");

B. The Company desires to issue and sell to Banca del Gottardo, a Swiss corporation ("Banca del Gottardo") having its registered office at Viale Stefano Franscini 8, 6901 Lugano, Switzerland, subject to the terms and conditions hereafter provided, certain unsecured subordinated notes (the "Gottardo Notes") and warrants (the "Gottardo Warrants") as more fully set forth in a separate Note and Warrant Purchase, Paying and Conversion/Exercise Agency Agreement dated December 22, 1995 by and between the Company and Banca del Gottardo (the "Gottardo Agreement");

C. Pursuant to Section 3.1(c) of the Purchase Agreement, the Company is required to deliver to the Purchaser an Officers Certificate describing the terms of the issuance of the Gottardo Notes and the Gottardo Warrants no later than 5 days prior to such issuance and, concurrently with such issuance, pay to the Purchaser 100% of the Net Cash Proceeds received by the Company in respect of such issuance (the "BDG Proceeds"); and

D. The Company has requested that the Purchaser enter into this Waiver in order to, among other things, permit the Company to (a) enter into the Gottardo Agreement and issue the Gottardo Notes and the Gottardo Warrants thereunder and (b) pay to the Purchaser less than 100% of the BDG Proceeds.

NOW THEREFORE, in consideration of the terms and conditions contained herein and of other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                                                            85.

1.       Limited Waiver and Consent

         Effective on the Effective Date (as hereinafter defined), in consideration of the covenants and agreements of the Company set forth in this Waiver (including, without limitation, compliance with each of the conditions set forth in Section 2 hereof), the Purchaser hereby (a) consents to the execution, delivery and performance by the Company of the Gottardo Agreement and all documents, certificates and other instruments to be executed and delivered by the Company in connection therewith (collectively, the "Gottardo Transaction Documents") and to the issuance by the Company of the Gottardo Notes and the Gottardo Warrants, 0,) consents to the payment by the Company to the Purchaser of less than 100% of the Gottardo Proceeds, notwithstanding the provisions of Section 3.1(c) of the Purchase Agreement, provided that the Company pays to the Purchaser, on or prior to the Effective Date, at least US$ 4'500'000.-- of the Gottardo Proceeds and (c) waives any Default or Event of Default by the Company in the performance or observance of the provisions of Sections 3.1 and 10.1 of the Purchase Agreement to the extent such Default or Event of Default is exclusively the result of the transactions contemplated by the Gottardo Transaction Documents. The waivers and consents set forth in this Section 1 shall be limited to the specific transactions described herein and shall not be deemed to (i) be a waiver of any other term or condition of the Purchase Agreement or (ii) prejudice any rights not specifically waived herein which the Purchaser or any other holder of Notes may now have or may have in the future under the Purchase Agreement or any Related Document. In particular, and without limiting the generality of the foregoing, nothing herein shall be deemed to waive any rights of the Purchaser with respect to any adjustment which may be required under
         Section 4 of the Warrants by reason of the issuance or conversion of the Gottardo Notes, the issuance or exercise of the Gottardo Warrants, or the determination or redemption of any conversion price or exercise price applicable with respect thereto.

2.       Effective Date

         This Waiver shall become and be effective only if, and at and as of the date that, all of the following conditions shall have been satisfied or shall have been waived in writing by the Purchaser (such date being herein called the "Effective Date"):

         a)       Proceedings Satisfactory

                  All corporate and other proceedings taken or to be taken in connection with this Waiver and all documents incident thereto shall be satisfactory in form and substance to the Purchaser, and the Purchaser shall have received all such counterpart originals or certified or other copies of such documents as it may reasonably request. The Company shall have performed all obligations required to be performed on or prior to the Effective Date under this Waiver.

         b)       Execution of Waiver

                  The  Company   shall  have  duly   executed  and  delivered  a
                  counterpart hereof to the Purchaser or its representative.

                                                                           86.

         c)       Documentation

                  The Gottardo Agreement and each of the other Gottardo Transaction Documents shall have been executed and delivered and shall be in ill force and effect, and each shall be satisfactory to the Purchaser in all respects. The transactions contemplated by the Gottardo Transaction Documents shall have been duly consummated in accordance with the applicable terms thereof.

         d)       Payment of Proceeds

                  The  Company  shall  have  delivered  to  the  Purchaser,   in
                  immediately available funds, at least US$ 4'500'000 of the Gottardo Proceeds.

3.       Amendments to Gottardo Documents

         The Company hereby agrees that it will not amend or modify or consent or agree to any amendment or modification of any provision of the Gottardo Agreement, the Gottardo Notes or any of the other agreements, instruments or documents executed pursuant thereto or in connection therewith, without in each case obtaining the prior written consent of the Purchaser.

4.       Acknowledgement of Registration Rights

         By its signature below, the Company hereby acknowledges and confirms that upon registration under the Securities Act of any shares of the Company's Common Stock issuable upon conversion of the Gottardo Notes or issuable upon exercise of the Gottardo Warrants as contemplated by the Gottardo Transaction Documents, the Purchaser shall have the right, pursuant to Section 8.1 of the Warrants, to request that the Company include in such registration Registrable Securities (as defined in the Warrants) held by the Purchaser.

5.       Effect of Waiver

         It is hereby agreed that, except as specifically provided herein, this Waiver does not in any way affect or impair the terms, conditions and other provisions of the Purchase Agreement or any of the other Related Documents, or the obligations of the Company thereunder, and all terms, conditions and other provisions of the Purchase Agreement shall remain in full force and effect except to the extent specifically amended, modified or waived pursuant to the provisions of this Waiver.

6.       Payment of Fees

         The Company agrees to pay all fees, costs and expenses incurred by the Purchaser in connection with the negotiation, preparation, execution and delivery of this Waiver and all other documents executed pursuant to or in connection herewith, including, without limitation, the fees and disbursements of Sonnenschein Nath & Rosenthal, special counsel to the Purchaser, in connection herewith.

                                                                            87.

7.       Counterparts

         This Waiver may be executed in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall be deemed to constitute one and the same instrument.

8.       Governing Law

         THIS WAIVER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

9.       Headings; Miscellaneous

         Section headings are included herein for convenience of reference only and shall not constitute a part of this Waiver for any other purposes.

10.      Amendments and Modifications

         Any term, covenant, agreement or condition of this Waiver may, with the consent of the parties hereto, be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by one or more substantially concurrent written instruments signed by the parties hereto.

IN WITNESS WHEREOF, the parties hereto have executed this Waiver as of the day and year first written above.

INTELLICALL, INC.                                 NOMURA HOLDING AMERICA INC.



By:                                               By:
    Name:                                             Name:  Howard Gellis
    Title:                                            Title: Attorney-in-Fact




Read and acknowledged:


BANCA DEL GOTTARDO



By:
    Name:
    Title:

                                                                           88.
                                     ANNEX N

                   CERTIFICATE OF COMPLETION OF DISTRIBUTION



The undersigned, being the duly authorized officer of Banca del Gottardo, a corporation duly organized with limited liability and existing under the laws of Switzerland ("Gottardo"), does hereby certify for and on behalf of Gottardo that the offering of those certain 8% Subordinated Convertible Notes due 2000 of Intellicall, Inc., a Delaware corporation ("Intellicall"), and those certain Warrants to Purchase Common Stock of Intellicall, each as described in that certain Note and Warrant Purchase, Paying and Conversion/Agency Agreement, effective December 29, 1995 (the "Note and Warrant Purchase Agreement"), between the Gottardo and Intellicall, has closed and the 40-day restricted period described in the Note and Warrant Purchase Agreement has commenced.

IN WITNESS WHEREOF, the undersigned has executed this document as of the date set forth below.

                                            BANCA DEL GOTTARDO



                                            By:

                                            Its: